EXHIBIT 4.2


                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 1, 2003, between Column Financial, Inc., a Delaware corporation ("Column"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB Mortgage Securities"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

            Column desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof; provided, however, that in the case of the Mortgage Loan identified on Exhibit A hereto as Columbiana Centre ("Columbiana"), when used herein, the term "Mortgage Loan" shall mean only Column's 50% interest therein; provided, further, however, that when used on Exhibit C or Schedule C-1 hereto, the term "Mortgage Loan" shall be construed to mean the entire Columbiana Mortgage Loan..

            CSFB Mortgage Securities intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), among CSFB Mortgage Securities as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer of the mortgage loans other than those contributed to the Trust Fund by NCB, FSB, ARCap Servicing, Inc., as special servicer of mortgage loans that are not residential cooperative mortgage loans, NCB, FSB, as master servicer of the mortgage loans contributed to the Trust Fund by NCB, FSB, National Consumer Cooperative Bank, as special servicer of the residential cooperative mortgage loans, and Wells Fargo Bank Minnesota, N.A., as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that CSFB Mortgage Securities will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            CSFB Mortgage Securities intends to sell certain classes of the Certificates (collectively, the "Publicly Offered Certificates") to Credit Suisse First Boston LLC ("CSFB LLC") and the other underwriters named in the Underwriting Agreement (as defined below) (collectively in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of June 17, 2003 (the "Underwriting Agreement"), among CSFB Mortgage Securities and the Underwriters, and CSFB Mortgage Securities intends to sell certain classes of the remaining Certificates (the "Privately Offered Certificates") to CSFB LLC, pursuant to a certificate purchase agreement dated as of June 17, 2003 (the "Certificate Purchase Agreement"), between CSFB Mortgage Securities and CSFB LLC. The Publicly Offered Certificates are more fully described in a prospectus dated June 3, 2003 (the "Base Prospectus"), and the supplement to the Base Prospectus dated June 17, 2003 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented with the express written consent of the Seller at any time hereafter. The Privately Offered Certificates are more fully described in a confidential offering circular dated June 17, 2003 (the "Confidential Offering Circular"), as it may be amended or supplemented with the express written consent of the Seller at any time hereafter.

            Column will indemnify CSFB Mortgage Securities, CSFB LLC, the other Underwriters and certain related parties with respect to the disclosure regarding the Mortgage Loans contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of June 17, 2003 (the "Indemnification Agreement"), among Column, CSFB Mortgage Securities, CSFB LLC, both as an Underwriter and as initial purchaser of the Privately Offered Certificates, and the other Underwriters.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the Seller's transfer of the related servicing rights as provided in the Servicing Rights Purchase Agreement dated as of June 1, 2003 (the "Servicing Rights Purchase Agreement") between the Seller and the applicable Master Servicer and subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on June 27, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Mortgage Loans in June 2003 (individually and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before the Cut-off Date, whether or not received, of $1,094,784,585, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall consist of cash in the amount specified in the Settlement Statement (as defined in Section 8 hereof), which cash amount includes accrued interest on the Mortgage Loans at their respective Mortgage Rates from and including June 1, 2003 to but not including the Closing Date, and which cash amount the Purchaser shall pay to the Seller on the Closing Date by wire transfer in immediately available funds to an account designated by the Seller or by such other method as shall be mutually acceptable to the parties hereto.

            Section 2. Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in
Section 1 hereof and the satisfaction of the other conditions to the Seller's obligations set forth herein, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, subject to the Seller's transfer of the related servicing rights as provided in the Servicing Rights Purchase Agreement, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

            (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan. In addition, with respect to each Mortgage Loan, as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to, and vest in, the Trustee (whether by actual assignment or by amendment of the Letter of Credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated recipient of the items described in the second preceding sentence, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

            If the Seller cannot deliver on the Closing Date any original or certified recorded or filed document or original policy of title insurance which is to be delivered as part of the related Mortgage File for any Mortgage Loan solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded or filed document has not been returned by the appropriate recording or filing office or such original policy of title insurance has not yet been issued, then the Seller shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

            In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser, the applicable Master Servicer or its designee, within three (3) Business Days after the Closing Date, the following items (except to the extent that any of the following items are to be retained by a servicer or subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls (except with respect to loans secured by residential cooperative properties), third-party underwriting reports, insurance policies, legal opinions, tenant estoppels and any other documents that the Purchaser or its servicing agent reasonably deems necessary to service the subject Mortgage Loan in the possession or under the control of the Seller that relate to the Mortgage Loans, copies of all documents required to be delivered by the Seller to the Purchaser or its designee as a part of a Mortgage File and, to the extent they are not required to be a part of a Mortgage File for any Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans (provided that the Seller shall not be required to deliver any attorney-client privileged communication or any other documents or materials prepared by or for the Seller or its Affiliates solely for internal credit analysis and/or other internal uses other than the underwriting model contained in the related underwriting memorandum or asset summary report prepared by the Seller and provided to Ernst & Young, LLP in connection with the preparation of Exhibit A-1 to the Prospectus Supplement); and (ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. The designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the applicable Master Servicer.

            Notwithstanding the foregoing, if the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Mortgage Loan, then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit; or
(ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this Section 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this Section 2(c) and any such cash reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this Section 2(c).

            In connection with the foregoing paragraphs of this Section 2(c), the Seller is a designated recipient, or shall otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement.

            (d) The Seller shall be responsible for all reasonable fees and out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that, subject to the next paragraph, the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be; provided that the cost of such preparation shall be borne by the Purchaser if the loss or return is caused by the Purchaser's negligence. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipients of the power of attorney referred to in the preceding sentence shall be the Trustee.

            Notwithstanding the immediately preceding paragraph, the Seller may (upon written notice to the Trustee), at its sole cost and expense, engage a third-party contractor to prepare or complete in proper form for filing and recording any and all of the assignments and other instruments described in the immediately preceding paragraph, including assignments of UCC Financing Statements, with respect to the Mortgage Loans, to submit such assignments and instruments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such assignments and instruments to the Trustee or its designee as such assignments and other instruments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing and recording indicated thereon. However, in the event the Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement shall remain binding on the Seller.

            (e) Upon the sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, the Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, upon the sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, the Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). The Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Purchaser and are no longer available to satisfy claims of the Seller's creditors.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

            Section 3. Examination of Mortgage Loan Files and Due Diligence Review. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4 (subject, however, to Section 5(d)).

            Section 4. Representations, Warranties and Covenants of the Seller and the Purchaser. (a) The Seller hereby makes, as of the date hereof, and shall make as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, and shall make as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2.

            (b) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), and shall make as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Mortgage Loan, each of the representations and warranties set forth in Exhibit C, subject, however, to the exceptions set forth in Schedule C-1 and Section 18.

            (c) The Seller hereby represents and warrants, as of the date hereof, and shall represent and warrant, as of the Closing Date, to and for the benefit of CSFB Mortgage Securities only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the CSFB Mortgage Securities, CSFB LLC and the other Underwriters) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

            (d) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Purchaser, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C (references therein to "Closing Date" being deemed to be references to the "date of substitution", references therein to "Cut-off Date" being deemed to be references to the "most recent Due Date for the subject Replacement Mortgage Loan on or before the date of substitution" and references to "June 2003" and "May 2003" being deemed to be references to the "month of substitution" and the "month preceding the month of substitution", respectively). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            (e) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

            Section 5. Notice of Breach; Cure, Repurchase and Substitution. (a) The Purchaser or its designee shall provide the Seller with written notice of any Material Breach or Material Document Defect with respect to any Mortgage Loan. Within 90 days of the earlier of discovery or receipt of written notice by the Seller (including, without limitation, written notice from any party to the Pooling and Servicing Agreement) that there has been a Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document Defect, as the case may be, relates to whether such Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), and provided that such Seller received prompt written notice thereof, within 90 days after any earlier discovery by any party to the Pooling and Servicing Agreement of such Material Breach or Material Document Defect, as the case may be) (such 90-day period, in any case, the "Initial Resolution Period"), the Seller shall, subject to Section 5(b) and Section 5(c) below, (i) correct or cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach or Material Document Defect, as the case may be (such Mortgage Loan, a "Defective Mortgage Loan"), at the applicable Purchase Price, with payment to be made in accordance with the reasonable directions of the applicable Master Servicer; provided that if the Seller shall have delivered to the Trustee a certification executed on behalf of the Seller by an officer thereof stating (i) that such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (iv) what actions the Seller is pursuing in connection with the cure thereof and (v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 more days, then the Seller shall have an additional 90 days following the end of the Initial Resolution Period (such additional 90-day period, the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller may, at its option, subject to the terms, conditions and limitations set forth in the Pooling and Servicing Agreement, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. Neither the Seller nor the Trustee shall have any obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to any Mortgage Loan, it will notify the Trustee. The Seller acknowledges the rights of the applicable Master Servicer and Special Servicer under Section 2.03 of the Pooling and Servicing Agreement to enforce the repurchase/substitution obligations of the Seller under this Section 5(a), on behalf of the Trustee for the benefit of the Certificateholders.

            Whenever one or more mortgage loans are substituted by the Seller for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee (which designee, unless otherwise stated, is the Trustee), (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure in all material respects of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or replacement, shall belong to the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the applicable Master Servicer.

            The remedies provided for in this Section 5(a) with respect to any Material Breach or Material Document Defect as to any Mortgage Loan shall also apply to any related REO Property.

            (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group (as defined in Section 18) are to be repurchased or replaced by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase or substitution, the applicable Master Servicer or its designee shall use its reasonable efforts, subject to the terms of such Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto (as to each such group, the "Primary Real Property Collateral"); provided that no such termination shall be effected unless (i) the Mortgage Loan or Mortgage Loans from such Cross-Collateralized Group that are to remain with the Trust Fund have a debt service coverage ratio that is not less than the greater of (A) the debt service coverage ratio of the Cross-Collateralized Group, as a collective whole, immediately prior to such repurchase or replacement and (B) 1.25x and (ii) the loan-to-value ratio with respect to the Mortgage Loan or Mortgage Loans from such Cross-Collateralized Group that are to remain with the Trust Fund after the repurchase or replacement of the Defective Mortgage Loan or Mortgage Loans is not greater than the lesser of (A) the loan-to-value ratio of the Cross-Collateralized Group, as a collective whole, immediately prior to such repurchase or replacement and (B) 75%; and provided, further, that, if the affected Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until the Trustee and the applicable Master Servicer shall have received from the Seller (i) an Opinion of Counsel from independent counsel addressed to the Trustee and the applicable Master Servicer to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC or an Adverse Grantor Trust Event with respect to any Grantor Trust, and (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and provided, further, that the Seller may, at its option, purchase or replace the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Trustee and the applicable Master Servicer and its servicing agents pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced.

            If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the prior paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the provisos to the first sentence of the prior paragraph), and if the Seller has not elected to purchase the entire affected Cross-Collateralized Group, then, for purposes of this Section 5, including for purposes of (i) determining whether the particular Breach or Document Defect that gave rise to the repurchase/substitution obligation for such Cross-Collateralized Group is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            (c) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser (which shall include the Trustee) shall have executed and delivered such endorsements and instruments of release, transfer and/or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents, to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) It is understood and agreed that the obligations of the Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect, or to repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan; provided that there is no limitation on the part of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders, or any person or entity acting on its or their behalf, with regard to enforcing such repurchase or replacement obligations or suing for damages in the event of a breach of such repurchase or replacement obligations.

            Section 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 100 Maiden Lane, New York, New York 10038 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) all of the representations and warranties of each of the Seller and the Purchaser made pursuant to Section 4 of this Agreement (subject, in the case of the Seller, to the exceptions set forth in Schedule C-1 hereto) shall be true and correct in all material respects as of the Closing Date;

            (ii) all documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

            (iv) the result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

            (vi) the Seller shall have received the consideration for the Mortgage Loans, as contemplated by Section 1;

            (vii) the Seller shall have paid, or made arrangements satisfactory to the Purchaser to pay, all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (viii) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (i) this Agreement, duly executed by the Purchaser and the Seller;

            (ii) each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

            (iii) an Officer's Certificate in form and substance reasonably acceptable to CSFB Mortgage Securities, CSFB LLC, the other Underwriters and the Rating Agencies (collectively, for purposes of this Section 7, the "Interested Parties"), executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity on behalf of the Seller, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement, and (B) the organizational documents of the Seller;

            (iv) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

            (v) a Certificate of the Seller in form and substance reasonably acceptable to the Interested Parties, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely, which sets forth that the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects as of the Closing Date, subject to the exceptions set forth in Schedule C-1 and Section 18;

            (vi) a written opinion or opinions of counsel for the Seller (which may include an opinion of in-house counsel), dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinions shall be in form and substance reasonably acceptable to the addressees;

            (vii) a letter from Cadwalader, Wickersham & Taft LLP, special counsel for the Seller, dated the Closing Date and addressed to CSFB Mortgage Securities, CSFB LLC and the other Underwriters, which letter shall be in form and substance reasonably acceptable to the recipient;

            (viii) one or more comfort letters from Ernst & Young LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFB LLC, the other Underwriters and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations;

            (ix) such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date or any Rating Agency may require and in a form reasonably acceptable to the Purchaser and the Seller;

            (x) a written certificate or certificates of the Purchaser dated the Closing Date in form and substance reasonably acceptable to the Seller confirming the Purchaser's representations and warranties in Section 4 of this Agreement as of the Closing Date, with resolutions of the Purchaser authorizing the transactions set forth herein, together with copies of the organizational documents and certificate of good standing dated not earlier than 30 days prior to the Closing Date of the Purchaser; and

            (xi) such other certificates of the Purchaser's officers, such opinions of the Purchaser's counsel (which may include in-house counsel) and such other documents required to evidence its fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            Section 8. Costs. Whether or not this Agreement is terminated, except to the extent otherwise specifically provided in this Agreement, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date as mutually agreed upon between the Seller and the Purchaser (the "Settlement Statement").

            Section 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, mailed, by registered mail, postage prepaid, delivered by overnight mail or courier service, or transmitted by facsimile and confirmed to the sender and (a) if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Jeffrey Altabef, Telecopy No.: (212) 743-5227, or such other address as may be designated by the Purchaser to the Seller in writing, or (b) if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326,
Attention: Robert Barnes, Telecopy No.: (404) 239-0419 or such other address as may be designated by the Seller to the Purchaser in writing.

            Section 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts (and by each of the parties hereto on different counterparts), each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the written consent of the Seller.

            Section 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest under applicable law; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection with the foregoing, the Seller authorizes the Purchaser to execute and file such UCC financing statements as the Purchaser may deem necessary or appropriate to accomplish the foregoing.

            Section 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            Section 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            Section 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates, subject to all limitations herein contained, including those set forth in Section 5 of this Agreement. Notwithstanding any provision of this Agreement to the contrary, the Trustee shall have no authority or right to assign or transfer its rights and obligations under this Agreement, in whole or in part, to any other Person (other than a successor Trustee), regardless of whether such assignment or transfer is made in connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement or otherwise. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

            Section 17. Information. The Seller shall, for the purpose of facilitating the issuance and sale of the Certificates by CSFB Mortgage Securities, provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            Section 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

            Section 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                                    *  *  *

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                         COLUMN FINANCIAL, INC.


                                         By:  /s/ Anand Gajjar
                                              -------------------------------
                                              Name:   Anand Gajjar
                                              Title:  Vice President


                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                                    SECURITIES CORP.


                                         By:  /s/ Anand Gajjar
                                              --------------------------------
                                              Name:   Anand Gajjar
                                              Title:  Vice President

                                    Exhibit A

                        SCHEDULE OF COLUMN MORTGAGE LOANS

                             [See Attached Schedule]

                             Mortgage Loan Schedule

              Credit Suisse First Boston Mortgage Securities Corp.

          Commercial Mortgage Pass-Through Certificates Series 2003-C3
                              Combined Collateral

------------------------------                                                     -------------------------------------------------
   (i)    (viii)     (xix)                                                                                       (ii)
------------------------------                                                     -------------------------------------------------
------------------------------                                                     -------------------------------------------------

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                   "A" Loan
    #     Crossed   Yes/No    Property Name                                                   Address
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    1                 Yes     622 Third Avenue                                     622 Third Avenue
    2                 Yes     Washington Center Portfolio
    3                         Columbiana Centre                                    100 Columbiana Circle
    4                         The Crossings                                        1000 Route 611
    5                         Great Lakes Crossing                                 4000 Baldwin Road
    6                         One Penn Center                                      1601-29 John F Kennedy Boulevard
    7                         Alliance CH Portfolio
    8                         Pearson Educational Headquarters                     258 Prospect Plains Road
    9                         Westin Savannah Harbor Resort                        One Resort Drive
   11                         Weston Town Center                                   1675 Market Street
   13                         228 Post Street                                      228 Post Street
   16                         The Mills Apartments                                 10225 Bissonnet Street
   18                         Elk Grove Industrial II
   19                         Country Glen Apartments                              600 Meridian Street
   20                         Colonial Promenade                                   2760-2810 John Hawkins Parkway
   21                         Oakridge Office Park                                 6201 South Rio Grande Avenue
   26                         Builders FirstSource Portfolio
   27                         El Camino Commons                                    165 South El Camino Real
   29                         La Mesa Crossroads                                   7900-7968 El Cajon Boulevard, and 5020, 5120 and
                                                                                   5130 Baltimore Drive
   30                         102 Pickering Way                                    102 Pickering Way
   32                         Elmhurst Place Apartments                            150 Schiller Avenue
   34                         Polar Plastics                                       314 Mooresville Boulevard
   35                         Park Ten and Broadfield Office Portfolio
   36                 Yes     100 East Pine Street                                 100 East Pine Street
   38                         Shops at Boca                                        21065-21073 Powerline Road
   39                         Rock Shadows                                         600 South Idaho Road
   40                         Marcy Park Apartments                                1015 8th Street Southeast
   41                         Bennett Street Shops                                 65 Bennett Street
   45                         Midland Place II                                     901 and 921 Cinema Boulevard
   49                         Carll's Corner Shopping Center                       NJ State Route 77 at Cornwell Drive
   54                         Lexington Green                                      230 Lexington Green Circle
   57                         Ramada Inn - Kill Devil Hills, NC                    1701 South Virginia Dare Trail
   58                         Staples Shopping Center                              281 Park Terrace Road
   59                         Beach Club Apartments                                4405 South Texas Avenue
   60                         Whisper Creek II                                     7218 Skillman Street
   61                         The Crossroads                                       33 West Main Street
   64                         New Hope/Park Place Mobile Home Park                 306 South Recker Road
   66                         Parkleigh North Apartments                           4121 Burnell Road
   69                         Home Depot Plaza                                     3434 and 3700 Route 35
   72                         TownePlace Suites - Mobile, AL                       1075 Montlimar Drive
   76                         TownePlace Suites - Montgomery, AL                   5047 Carmichael Road
   77                         Hudson Marketplace                                   101-117 Carmichael Road & 2101-2201 Coulee Road
   79                         Timberland Apartments                                10612 Abercorn Extension
   80                         Four Corners Westheimer Shopping Center              12803-12899 Westheimer Road
   84                         Westaff Campus                                       210, 230 & 298 North Wiget Lane
   85                         Briarcliffe Apartments                               520-C Michael Street
   87                         Blue Heron Center                                    1177 West Blue Heron Boulevard
   92                         Prairie Meadows                                      2301-2341 Randall Road
   93                         Alhambra Apartments                                  2200 East Victory Drive
   94                         North Huntington Hills Apartments                    2500 North Eastman Road
   95                         2626 West Warrenville                                2626 West Warrenville Road
   96                         Fairway Crossing Apartments                          3890 Greenway Drive
   97        A                Vinton Park Apartments                               1601 West 1st Street
   98        A                Maquoketa Park Apartments                            1016 German Street
   99        A                Strawberry Hill Apartments                           1800 Highway 64 East
   106                        Castle Glen Townhomes                                1016 Bristol Court
   108                        Windsor Place Apartments                             4100 Independence Circle NW
   109                        Franklin Square Townhomes                            3750 Woodhaven Road
   116                        New Market Center                                    2060 Lower Roswell Road
   117                        West Wind Apartments                                 4300 Old Benbrook Road
   119                        La Joya Apartments                                   1708 New York Avenue
   122                        7451 Beverly Building                                7451, 7455, 7461 & 7465 Beverly Boulevard
   130                        Red Springs Shopping Center                          805 East 4th Avenue
   135                        Towne and Country Estates Apartments                 3306 South Pacific Highway
   138                        Country Breeze Mobile Home Park                      11426 Hummingbird Lane
   140                        Wyndhurst Building                                   600 Wyndhurst Avenue
   147       B                Woodlawn Manor Apartments                            1710 Shannon Street
   148       B                Wynwood Apartments                                   202 Ray Street & 303 Sanders Street
   150                        Eckerd's - San Antonio, TX                           8602 Huebner Road
   154                        Southwest Self Storage                               8145 West Grand Avenue
   155                        Hide-A-Way Mini Storage                              11133 Spring-Cypress Road
   156                        Valley Forge Office Colony                           1 and 2 Davis Road
   158                        Pine Forest Mobile Home Park                         12 West Lake Drive
   160                        Senate Manor Apartments I & II                       545-551 & 548 North Senate Avenue
   162                        600-602 King Street                                  600-602 King Street
   163                        Greentree Square Shopping Center                     4750 North Jupiter Road
   164                        Woodscape Apartments                                 3108 Vicksburg Avenue
   167                        Casita Verde                                         2200 North Trekell Road
   170                        Pratton Arms Apartments                              20 Eames Street and 66 Pratt Street
   171                        Shoppes of Oakland Park                              7200 West Oakland Park Boulevard
   172                        505 West University Parkway                          505 West University Parkway
   173                        Seguin Corners                                       596 State Highway 123 Bypass
   176                        64 Merrimack Street Apartments                       64 Merrimack Street
   180                        Charlestown Place Apartments                         200 North Michigan Street
   181                        Eckerd's - Dallas, TX                                10306 Ferguson Road
   182                        Boardwalk Apartments                                 5540 19th Street
   186                        Hickory Heights Apartments                           4221-4223 Hickory Avenue
   187                        Jefferson Apartments                                 417 South Springfield Road
   188                        188 Main Street                                      188 Main Street
   191                        Burgess Manor Apartments                             17230-17261 Burgess Street
   192                        Chippenham South II                                  2541, 2545, 2549, 2553 and 2557 Sheila Lane
   193                        Sunset Plaza Apartments                              3540 Sunset Drive
   194                        7491 West Oakland Park Boulevard Building            7491 West Oakland Park Boulevard
   196                        3516 West Place, Northwest                           3516 West Place, Northwest
   200                        Paris Creek Duplexes                                 1120 North Franklin Road
   201                        Sherwood Forest Apartments                           1600 Sherwood Drive
   202                        Broadway Apartments                                  11 Broadway Drive
   205                        Village Apartments - Laredo                          1002 East San Carlos Street
   206                        Lockbox Self Storage                                 2304 North Interstate 35E
   209                        Matlock Shopping Center                              4520 Matlock Road
   211                        723 East 5th Street                                  723 East 5th Street
   212                        Bridge Bay Apartments                                610-616 Union Street
   213                        Country Squire Gardens Mobile Home Park              15900 East Truman Road
   215                        Azalea Trailer Court                                 601 SW 27th Avenue
   216                        Brookwood Square Shopping Center                     3601 East 29th Street
   219                        Park View Apartments - NH                            261 Pine Street
   221                        Desert Park Apartments                               900 Valencia Drive Southeast
   226                        Cambridge Gardens Apartments                         2808 and 2816 Throckmorton Street
   227                        Shadymist Apartments                                 5890, 5898, and 5899 Shadymist Lane
   232                        Delano Apartments                                    2806 Reagan Street
   235                        Chatmoss Apartments                                  812 South Main Street
   241                        18 East Mt. Vernon                                   18 East Mount Vernon Place

--------------------------------------------------------------------------------------------------------------------
                                                                  (xxiii)                                 (ix)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


                                                          Zip     Property                  Property         Cooperative
    #    City              County             State       Code      Type                    Sub-type            Yes/No
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    1  New York           New York              NY        10017     Office                     CBD                No
    2                                                                                                             No
    3  Columbia           Lexington             SC        29212     Retail                  Anchored              No
    4  Tannersville       Monroe                PA        18372     Retail                  Anchored              No
    5  Auburn Hills       Oakland               MI        48326     Retail                  Anchored              No
    6  Philadelphia       Philadelphia          PA        19103     Office                     CBD                No
    7                                                                                                             No
    8  Cranbury           Middlesex             NJ        08512     Industrial                 N/A                No
    9  Savannah           Chatham               GA        31421     Hotel                 Full Service            No
   11  Weston             Broward               FL        33326     Retail                  Anchored              No
   13  San Francisco      San Francisco         CA        94108     Retail                  Anchored              No
   16  Houston            Harris                TX        77036     Multifamily           Conventional            No
   18                                                                                                             No
   19  Groton             New London            CT        06340     Multifamily           Conventional            No
   20  Hoover             Jefferson             AL        35244     Retail                  Anchored              No
   21  Orlando            Orange                FL        32809     Office                     CBD                No
   26                                                                                                             No
   27  Encinitas          San Diego             CA        92024     Retail                  Anchored              No
   29  La Mesa            San Diego             CA        91941     Retail                  Anchored              No
   30  Exton              Chester               PA        19341     Office                  Suburban              No
   32  Elmhurst           DuPage                IL        60126     Multifamily           Conventional            No
   34  Mooresville        Iredell               NC        28115     Industrial                 N/A                No
   35                                                                                                             No
   36  Orlando            Orange                FL        32801     Office                     CBD                No
   38  Boca Raton         Palm Beach            FL        33433     Retail                  Anchored              No
   39  Apache Junction    Pinal                 AZ        85220     Multifamily       Manufactured Housing        No
   40  Minneapolis        Hennepin              MN        55414     Multifamily           Conventional            No
   41  Atlanta            Fulton                GA        30309     Retail                 Unanchored             No
   45  Midland            Midland               MI        48640     Retail                  Anchored              No
   49  Bridgeton          Cumberland            NJ        08302     Retail                  Anchored              No
   54  Lexington          Fayette               KY        40503     Office                  Suburban              No
   57  Kill Devil Hills   Dare                  NC        27948     Hotel                 Full Service            No
   58  Columbia           Lexington             SC        29212     Retail                  Anchored              No
   59  Orlando            Orange                FL        32839     Multifamily           Conventional            No
   60  Dallas             Dallas                TX        75231     Multifamily           Conventional            No
   61  Elmsford           Westchester           NY        10523     Office                  Suburban              No
   64  Mesa               Maricopa              AZ        85206     Multifamily       Manufactured Housing        No
   66  Columbus           Franklin              OH        43224     Multifamily           Conventional            No
   69  Hazlet             Monmouth              NJ        07730     Retail                  Anchored              No
   72  Mobile             Mobile                AL        36609     Hotel                Limited Service          No
   76  Montgomery         Montgomery            AL        36106     Hotel                Limited Service          No
   77  Hudson             Saint Croix           WI        54016     Retail                  Anchored              No
   79  Savannah           Chatham               GA        31419     Multifamily           Conventional            No
   80  Houston            Harris                TX        77077     Retail                 Unanchored             No
   84  Walnut Creek       Contra Costa          CA        94598     Office                  Suburban              No
   85  Kernersville       Forsyth               NC        27284     Multifamily           Conventional            No
   87  Riviera Beach      Palm Beach            FL        33404     Industrial                 N/A                No
   92  Carpentersville    Kane                  IL        60110     Retail                  Anchored              No
   93  Savannah           Chatham               GA        31404     Multifamily           Conventional            No
   94  Longview           Gregg                 TX        75605     Multifamily           Conventional            No
   95  Downers Grove      Du Page               IL        60515     Office                  Suburban              No
   96  Sarasota           Sarasota              FL        34232     Multifamily           Conventional            No
   97  Vinton             Benton                IA        52349     Multifamily           Conventional            No
   98  Maquoketa          Jackson               IA        52060     Multifamily           Conventional            No
   99  Anamosa            Jones                 IA        52205     Multifamily           Conventional            No
   106 Garland            Dallas                TX        75043     Multifamily           Conventional            No
   108 North Canton       Stark                 OH        44720     Multifamily           Conventional            No
   109 Philadelphia       Philadelphia          PA        19154     Multifamily           Conventional            No
   116 Marietta           Cobb                  GA        30068     Retail                 Unanchored             No
   117 Fort Worth         Tarrant               TX        76116     Multifamily           Conventional            No
   119 Arlington          Tarrant               TX        76010     Multifamily           Conventional            No
   122 Los Angeles        Los Angeles           CA        90036     Office                     CBD                No
   130 Red Springs        Robeson               NC        28377     Retail                  Anchored              No
   135 Medford            Jackson               OR        97501     Multifamily           Conventional            No
   138 Yuma               Yuma                  AZ        85365     Multifamily       Manufactured Housing        No
   140 Baltimore          Baltimore City        MD        21210     Office                  Suburban              No
   147 Monroe             Ouachita              LA        71201     Multifamily           Conventional            No
   148 Pineville          Rapides               LA        71360     Multifamily           Conventional            No
   150 San Antonio        Bexar                 TX        78240     Retail                  Anchored              No
   154 Littleton          Jefferson             CO        80123     Self Storage               N/A                No
   155 Tomball            Harris                TX        77377     Self Storage               N/A                No
   156 Valley Forge       Chester               PA        19482     Office                  Suburban              No
   158 Orange City        Volusia               FL        32763     Multifamily       Manufactured Housing        No
   160 Indianapolis       Marion                IN        46204     Multifamily           Conventional            No
   162 Alexandria         Alexandria City       VA        22314     Mixed Use          Multifamily/Retail         No
   163 Garland            Dallas                TX        75044     Retail                 Unanchored             No
   164 Lubbock            Lubbock               TX        79410     Multifamily           Conventional            No
   167 Casa Grande        Pinal                 AZ        85222     Multifamily       Manufactured Housing        No
   170 Framingham         Middlesex             MA        01702     Multifamily           Conventional            No
   171 Lauderhill         Broward               FL        33319     Retail                 Unanchored             No
   172 Baltimore          Baltimore City        MD        21210     Multifamily           Conventional            No
   173 Seguin             Guadalupe             TX        78155     Retail                  Anchored              No
   176 Manchester         Hillsborough          NH        03101     Multifamily           Conventional            No
   180 Elmhurst           DuPage                IL        60126     Multifamily           Conventional            No
   181 Dallas             Dallas                TX        75228     Retail                  Anchored              No
   182 Lubbock            Lubbock               TX        79407     Multifamily           Conventional            No
   186 Baltimore          Baltimore City        MD        21211     Multifamily           Conventional            No
   187 Clifton Heights    Delaware              PA        19018     Multifamily           Conventional            No
   188 Wilmington         Middlesex             MA        01887     Mixed Use             Retail/Office           No
   191 Detroit            Wayne                 MI        48219     Multifamily           Conventional            No
   192 Richmond           Richmond City         VA        23225     Retail                  Anchored              No
   193 Jackson            Hinds                 MS        39213     Multifamily           Conventional            No
   194 Lauderhill         Broward               FL        33319     Office                  Suburban              No
   196 Washington         District of Columbia  DC        20007     Multifamily           Conventional            No
   200 Greenville         Greenville            SC        29617     Multifamily           Conventional            No
   201 Reidsville         Rockingham            NC        27320     Multifamily           Conventional            No
   202 Greenville         Greenville            SC        29611     Multifamily           Conventional            No
   205 Laredo             Webb                  TX        78041     Multifamily           Conventional            No
   206 Carrollton         Dallas                TX        75006     Self Storage               N/A                No
   209 Arlington          Tarrant               TX        76018     Retail                 Unanchored             No
   211 Brooklyn           Kings                 NY        11218     Multifamily           Conventional            No
   212 Manchester         Hillsborough          NH        03104     Multifamily           Conventional            No
   213 Independence       Jackson               MO        64050     Multifamily       Manufactured Housing        No
   215 Fort Lauderdale    Broward               FL        33312     Multifamily       Manufactured Housing        No
   216 Bryan              Brazos                TX        77802     Retail                 Unanchored             No
   219 Manchester         Hillsborough          NH        03103     Multifamily           Conventional            No
   221 Albuquerque        Bernalillo            NM        87108     Multifamily           Conventional            No
   226 Dallas             Dallas                TX        75219     Multifamily           Conventional            No
   227 Cincinnati         Hamilton              OH        45239     Multifamily           Conventional            No
   232 Dallas             Dallas                TX        75219     Multifamily           Conventional            No
   235 Reidsville         Rockingham            NC        27320     Multifamily           Conventional            No
   241 Baltimore          Baltimore City        MD        21202     Multifamily           Conventional            No


------------------------------------------------------------------------------------------------------------------------
                 (xiv)                             (xiii)                     (iii)                        (xxii)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                                                                                                  Percentage of
                Mortgage                      Mortgage                 Original                 Cut-off              Initial
    #          Originator                    Loan Seller               Balance                  Balance            Pool Balance
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    1          Column Financial, Inc.          Column               $203,000,000             $203,000,000            11.77%
    2          Column Financial, Inc.          Column               $122,000,000             $122,000,000             7.07%
    3    Column Financial, Inc./Eurohypo AG    Column/Eurohypo       $72,000,000              $71,906,994             4.17%
    4          Column Financial, Inc.          Column                $61,000,000              $60,748,351             3.52%
    5          Column Financial, Inc.          Column                $60,000,000              $59,810,187             3.47%
    6          Column Financial, Inc.          Column                $48,000,000              $47,760,939             2.77%
    7          Column Financial, Inc.          Column                $47,000,000              $46,811,244             2.71%
    8          Column Financial, Inc.          Column                $44,100,000              $44,100,000             2.56%
    9          Column Financial, Inc.          Column                $30,000,000              $30,000,000             1.74%
   11          Column Financial, Inc.          Column                $29,200,000              $29,200,000             1.69%
   13          Column Financial, Inc.          Column                $26,000,000              $26,000,000             1.51%
   16          Column Financial, Inc.          Column                $22,300,000              $22,300,000             1.29%
   18          Column Financial, Inc.          Column                $21,000,000              $20,935,741             1.21%
   19          Column Financial, Inc.          Column                $19,400,000              $19,314,287             1.12%
   20          Column Financial, Inc.          Column                $17,775,000              $17,687,533             1.03%
   21          Column Financial, Inc.          Column                $17,500,000              $17,417,969             1.01%
   26          Column Financial, Inc.          Column                $10,700,000              $10,660,781             0.62%
   27          Column Financial, Inc.          Column                $10,700,000              $10,659,024             0.62%
   29          Column Financial, Inc.          Column                $10,500,000              $10,437,728             0.61%
   30            Rait Capital Corp.            Column                $10,400,000              $10,354,349             0.60%
   32          Column Financial, Inc.          Column                 $9,600,000              $9,570,624              0.55%
   34          Column Financial, Inc.          Column                 $9,500,000              $9,443,654              0.55%
   35          Column Financial, Inc.          Column                 $9,350,000              $9,312,236              0.54%
   36          Column Financial, Inc.          Column                 $9,100,000              $9,056,204              0.53%
   38          Column Financial, Inc.          Column                 $8,775,000              $8,736,243              0.51%
   39      Union Capital Investments, LLC      Column                 $7,800,000              $7,777,800              0.45%
   40          Column Financial, Inc.          Column                 $7,600,000              $7,577,413              0.44%
   41          Column Financial, Inc.          Column                 $7,500,000              $7,448,851              0.43%
   45          Column Financial, Inc.          Column                 $7,000,000              $6,956,573              0.40%
   49          Column Financial, Inc.          Column                 $6,600,000              $6,551,842              0.38%
   54      Union Capital Investments, LLC      Column                 $6,160,000              $6,143,534              0.36%
   57          Column Financial, Inc.          Column                 $6,000,000              $5,929,315              0.34%
   58          Column Financial, Inc.          Column                 $5,900,000              $5,833,908              0.34%
   59      Union Capital Investments, LLC      Column                 $5,850,000              $5,817,492              0.34%
   60          Column Financial, Inc.          Column                 $5,800,000              $5,773,198              0.33%
   61          Column Financial, Inc.          Column                 $5,800,000              $5,771,287              0.33%
   64      Union Capital Investments, LLC      Column                 $5,680,000              $5,647,490              0.33%
   66          Column Financial, Inc.          Column                 $5,600,000              $5,584,244              0.32%
   69          Column Financial, Inc.          Column                 $5,250,000              $5,222,522              0.30%
   72      Union Capital Investments, LLC      Column                 $5,150,000              $5,131,646              0.30%
   76      Union Capital Investments, LLC      Column                 $4,865,000              $4,847,661              0.28%
   77          Column Financial, Inc.          Column                 $4,850,000              $4,826,421              0.28%
   79          Column Financial, Inc.          Column                 $4,800,000              $4,775,611              0.28%
   80          Column Financial, Inc.          Column                 $4,700,000              $4,682,477              0.27%
   84          Column Financial, Inc.          Column                 $4,400,000              $4,372,523              0.25%
   85          Column Financial, Inc.          Column                 $4,300,000              $4,287,134              0.25%
   87          Column Financial, Inc.          Column                 $4,300,000              $4,274,392              0.25%
   92          Column Financial, Inc.          Column                 $4,100,000              $4,080,506              0.24%
   93          Column Financial, Inc.          Column                 $4,100,000              $4,069,761              0.24%
   94          Column Financial, Inc.          Column                 $3,950,000              $3,933,494              0.23%
   95          Column Financial, Inc.          Column                 $3,900,000              $3,880,341              0.23%
   96          Column Financial, Inc.          Column                 $3,850,000              $3,839,502              0.22%
   97          Column Financial, Inc.          Column                 $1,628,680              $1,624,296              0.09%
   98          Column Financial, Inc.          Column                 $1,266,540              $1,263,131              0.07%
   99          Column Financial, Inc.          Column                  $904,780                $902,344               0.05%
   106         Column Financial, Inc.          Column                 $3,450,000              $3,435,933              0.20%
   108         Column Financial, Inc.          Column                 $3,400,000              $3,390,009              0.20%
   109         Column Financial, Inc.          Column                 $3,350,000              $3,335,922              0.19%
   116         Column Financial, Inc.          Column                 $3,050,000              $3,035,980              0.18%
   117         Column Financial, Inc.          Column                 $3,000,000              $2,986,137              0.17%
   119         Column Financial, Inc.          Column                 $2,932,000              $2,920,012              0.17%
   122         Column Financial, Inc.          Column                 $2,800,000              $2,792,881              0.16%
   130         Column Financial, Inc.          Column                 $2,500,000              $2,487,919              0.14%
   135         Column Financial, Inc.          Column                 $2,400,000              $2,390,309              0.14%
   138     Union Capital Investments, LLC      Column                 $2,250,000              $2,243,523              0.13%
   140         Column Financial, Inc.          Column                 $2,200,000              $2,189,153              0.13%
   147         Column Financial, Inc.          Column                 $1,280,000              $1,270,204              0.07%
   148         Column Financial, Inc.          Column                  $760,000                $754,378               0.04%
   150         Column Financial, Inc.          Column                 $2,000,000              $1,994,622              0.12%
   154         Column Financial, Inc.          Column                 $1,950,000              $1,942,350              0.11%
   155         Column Financial, Inc.          Column                 $1,900,000              $1,891,504              0.11%
   156         Column Financial, Inc.          Column                 $1,875,000              $1,867,388              0.11%
   158         Column Financial, Inc.          Column                 $1,850,000              $1,842,428              0.11%
   160         Column Financial, Inc.          Column                 $1,840,000              $1,830,082              0.11%
   162         Column Financial, Inc.          Column                 $1,775,000              $1,768,802              0.10%
   163         Column Financial, Inc.          Column                 $1,730,000              $1,719,841              0.10%
   164         Column Financial, Inc.          Column                 $1,725,000              $1,717,795              0.10%
   167         Column Financial, Inc.          Column                 $1,700,000              $1,691,851              0.10%
   170         Column Financial, Inc.          Column                 $1,680,000              $1,672,410              0.10%
   171         Column Financial, Inc.          Column                 $1,650,000              $1,643,765              0.10%
   172         Column Financial, Inc.          Column                 $1,650,000              $1,642,059              0.10%
   173         Column Financial, Inc.          Column                 $1,625,000              $1,616,600              0.09%
   176         Column Financial, Inc.          Column                 $1,592,000              $1,585,255              0.09%
   180         Column Financial, Inc.          Column                 $1,500,000              $1,495,410              0.09%
   181         Column Financial, Inc.          Column                 $1,486,000              $1,479,558              0.09%
   182         Column Financial, Inc.          Column                 $1,465,000              $1,453,827              0.08%
   186         Column Financial, Inc.          Column                 $1,375,000              $1,369,287              0.08%
   187         Column Financial, Inc.          Column                 $1,360,000              $1,349,199              0.08%
   188         Column Financial, Inc.          Column                 $1,350,000              $1,345,129              0.08%
   191         Column Financial, Inc.          Column                 $1,320,000              $1,312,549              0.08%
   192     Union Capital Investments, LLC      Column                 $1,300,000              $1,295,390              0.08%
   193         Column Financial, Inc.          Column                 $1,300,000              $1,291,313              0.07%
   194         Column Financial, Inc.          Column                 $1,300,000              $1,289,899              0.07%
   196         Column Financial, Inc.          Column                 $1,244,000              $1,238,380              0.07%
   200         Column Financial, Inc.          Column                 $1,200,000              $1,193,532              0.07%
   201         Column Financial, Inc.          Column                 $1,178,000              $1,173,260              0.07%
   202         Column Financial, Inc.          Column                 $1,150,000              $1,141,229              0.07%
   205        Wexford Bancgroup, L.L.C.        Column                 $1,025,000              $1,018,589              0.06%
   206         Column Financial, Inc.          Column                 $1,015,000              $1,009,235              0.06%
   209         Column Financial, Inc.          Column                 $1,000,000               $997,791               0.06%
   211         Column Financial, Inc.          Column                 $1,000,000               $994,755               0.06%
   212         Column Financial, Inc.          Column                  $950,000                $945,975               0.05%
   213         Column Financial, Inc.          Column                  $940,000                $928,996               0.05%
   215         Column Financial, Inc.          Column                  $912,000                $904,648               0.05%
   216         Column Financial, Inc.          Column                  $900,000                $897,756               0.05%
   219         Column Financial, Inc.          Column                  $850,000                $847,646               0.05%
   221         Column Financial, Inc.          Column                  $807,000                $803,832               0.05%
   226         Column Financial, Inc.          Column                  $720,000                $717,285               0.04%
   227         Column Financial, Inc.          Column                  $715,000                $711,868               0.04%
   232         Column Financial, Inc.          Column                  $670,000                $668,278               0.04%
   235         Column Financial, Inc.          Column                  $612,000                $609,537               0.04%
   241         Column Financial, Inc.          Column                  $500,000                $497,516               0.03%


-------------------               ----------------------------------------------------------------------------------------
      (xii)                             (vii)                                (vi)                             (v)
-------------------               ----------------------------------------------------------------------------------------
-------------------               ----------------------------------------------------------------------------------------



                             Initial            Orig               Rem.             Orig           Rem.
              Fee/        Interest Only        Amort.             Amort.           Term to       Term to          Interest
    #      Leasehold           Term             Term               Term           Maturity       Maturity           Rate
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    1         Fee               24              360                 360              121           119             5.9695%
    2                           18              360                 360              84             84             5.1351%
    3         Fee               0               360                 359              60             59             4.1345%
    4         Fee               0               300                 297              120           117             5.8500%
    5         Fee               0               360                 357              120           117             5.2500%
    6         Fee               0               360                 355              120           115             5.8800%
    7                           0               360                 356              60             56             6.0000%
    8         Fee              120         Interest Only       Interest Only         120           112             6.5000%
    9         Fee               60         Interest Only       Interest Only         60             55             5.2500%
   11         Fee               18              342                 342              120           116             5.7500%
   13         Fee               60         Interest Only       Interest Only         60             58             6.0400%
   16         Fee               24              360                 360              60             56             5.2400%
   18                           0               360                 357              120           117             5.4000%
   19         Fee               0               300                 297              120           117             5.4600%
   20         Fee               0               360                 355              120           115             5.9400%
   21         Fee               0               360                 355              120           115             6.1800%
   26                           0               300                 297              120           117             6.5000%
   27         Fee               0               360                 356              120           116             6.2500%
   29         Fee               0               360                 354              120           114             5.8200%
   30         Fee               0               360                 355              120           115             6.5000%
   32         Fee               0               360                 357              120           117             5.4000%
   34         Fee               0               240                 237              240           237             6.3200%
   35                           0               360                 356              120           116             5.9700%
   36         Fee               0               360                 355              120           115             6.0500%
   38         Fee               0               360                 355              120           115             6.4700%
   39         Fee               0               360                 357              120           117             5.7200%
   40         Fee               0               360                 357              120           117             5.5300%
   41         Fee               0               300                 295              120           115             6.2700%
   45         Fee               0               324                 319              120           115             5.9000%
   49         Fee               0               360                 353              120           113             5.6100%
   54         Fee               0               360                 357              120           117             5.9900%
   57         Fee               0               240                 234              120           114             6.6700%
   58         Fee               0               240                 235              120           115             5.6700%
   59         Fee               0               360                 354              120           114             6.1300%
   60         Fee               0               360                 355              120           115             6.2500%
   61         Fee               0               360                 355              120           115             5.9100%
   64         Fee               0               360                 354              120           114             5.9900%
   66         Fee               0               360                 357              120           117             5.7700%
   69    Fee/Leasehold          0               360                 354              120           114             6.4100%
   72      Leasehold            0               300                 297              120           117             6.6500%
   76      Leasehold            0               300                 297              120           117             6.6500%
   77         Fee               0               360                 355              120           115             6.0000%
   79         Fee               0               360                 355              120           115             5.7800%
   80         Fee               0               360                 356              120           116             6.3900%
   84         Fee               0               300                 295              120           115             6.8100%
   85         Fee               0               360                 357              120           117             5.5000%
   87         Fee               0               360                 354              120           114             5.8000%
   92         Fee               0               360                 355              120           115             6.1100%
   93         Fee               0               300                 295              120           115             5.7800%
   94         Fee               0               360                 356              120           116             5.7900%
   95         Fee               0               360                 355              120           115             5.8200%
   96         Fee               0               300                 298              120           118             6.0000%
   97         Fee               0               360                 357              120           117             5.9600%
   98         Fee               0               360                 357              120           117             5.9600%
   99         Fee               0               360                 357              120           117             5.9600%
   106        Fee               0               360                 356              120           116             5.9200%
   108        Fee               0               360                 357              120           117             5.5800%
   109        Fee               0               360                 356              120           116             5.7600%
   116        Fee               0               360                 354              120           114             7.0000%
   117        Fee               0               360                 355              120           115             6.2500%
   119        Fee               0               300                 297              60             57             5.9000%
   122        Fee               0               300                 298              120           118             6.4000%
   130        Fee               0               360                 355              120           115             6.0300%
   135        Fee               0               300                 297              120           117             5.9700%
   138        Fee               0               360                 357              120           117             5.6700%
   140        Fee               0               360                 355              120           115             5.9300%
   147        Fee               0               300                 294              120           114             6.5800%
   148        Fee               0               300                 294              120           114             6.7800%
   150        Fee               0               300                 298              120           118             6.0800%
   154        Fee               0               300                 297              120           117             6.1300%
   155        Fee               0               360                 355              120           115             6.4100%
   156        Fee               0               300                 297              60             57             5.9400%
   158        Fee               0               360                 356              60             56             5.9000%
   160        Fee               0               300                 296              120           116             6.5000%
   162        Fee               0               360                 356              120           116             6.7300%
   163        Fee               0               300                 295              120           115             7.1800%
   164        Fee               0               300                 297              120           117             5.7800%
   167        Fee               0               360                 355              60             55             6.0700%
   170        Fee               0               360                 355              120           115             6.3600%
   171        Fee               0               360                 356              120           116             6.3200%
   172        Fee               0               360                 355              120           115             6.0500%
   173        Fee               0               300                 296              120           116             6.7700%
   176        Fee               0               300                 297              120           117             5.7000%
   180        Fee               0               360                 357              120           117             5.4000%
   181        Fee               0               360                 355              120           115             6.5600%
   182        Fee               0               300                 294              120           114             6.6000%
   186        Fee               0               300                 297              120           117             5.8100%
   187        Fee               0               300                 294              120           114             6.3600%
   188        Fee               0               360                 356              120           116             6.5600%
   191        Fee               0               300                 296              120           116             6.2000%
   192        Fee               0               360                 356              120           116             6.6500%
   193        Fee               0               360                 353              120           113             6.0400%
   194        Fee               0               300                 294              120           114             6.4900%
   196        Fee               0               360                 355              120           115             6.3600%
   200        Fee               0               300                 296              120           116             6.5000%
   201        Fee               0               360                 356              120           116             5.9900%
   202        Fee               0               300                 294              120           114             6.6000%
   205        Fee               0               300                 295              120           115             6.8000%
   206        Fee               0               300                 296              120           116             6.1600%
   209        Fee               0               360                 357              120           117             6.7700%
   211        Fee               0               360                 354              60             54             6.4000%
   212        Fee               0               300                 297              120           117             5.7000%
   213        Fee               0               240                 234              120           114             6.7200%
   215        Fee               0               300                 294              60             54             6.2700%
   216        Fee               0               300                 298              120           118             6.5100%
   219        Fee               0               300                 298              120           118             5.9100%
   221        Fee               0               360                 356              120           116             6.1200%
   226        Fee               0               360                 356              120           116             6.3300%
   227        Fee               0               360                 355              120           115             6.5100%
   232        Fee               0               300                 298              120           118             6.3400%
   235        Fee               0               360                 356              120           116             5.9900%
   241        Fee               0               360                 354              120           114             6.6500%

-----------------------------------------------------------------------------------------------------------------------------------
       (xvii)                 (xv)                     (iv)                                           (x)                 (xi)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                First
               Grace          Interest Calculation      Monthly                Payment
    #          Days          (30/360 / Actual/360)      Payment                  Date                   ARD       Defeasance
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    1           0                 Actual/360          $1,188,971              5/11/2003              5/11/2013        Yes
    2           0                 Actual/360            $665,032              7/11/2003              6/11/2010        Yes
    3           0                 Actual/360            $349,345              6/11/2003                    N/A        Yes
    4           0                 Actual/360            $387,450              4/11/2003                    N/A        Yes
    5           0                 Actual/360            $331,322              4/11/2003              3/11/2013        Yes
    6           0                 Actual/360            $284,092              2/11/2003                    N/A        Yes
    7           0                 Actual/360            $281,789              3/11/2003                    N/A        Yes
    8           5                 Actual/360            $242,193             11/11/2002             10/11/2012        Yes
    9           0                 Actual/360            $133,073              2/11/2003                    N/A        Yes
   11           0                 Actual/360            $173,806              3/11/2003                    N/A        Yes
   13           0                 Actual/360            $132,684              5/11/2003              4/11/2008        Yes
   16           0                 Actual/360            $123,003              3/11/2003                    N/A        Yes
   18           0                 Actual/360            $117,921              4/11/2003                    N/A        Yes
   19           0                 Actual/360            $118,670              4/11/2003                    N/A        Yes
   20           0                 Actual/360            $105,885              2/11/2003                    N/A        Yes
   21           0                 Actual/360            $106,955              2/11/2003                    N/A        Yes
   26           0                 Actual/360             $72,247              4/11/2003                    N/A        Yes
   27           0                 Actual/360             $65,882              3/11/2003                    N/A        Yes
   29           0                 Actual/360             $61,743              1/11/2003                    N/A        Yes
   30           0                 Actual/360             $65,735              2/11/2003                    N/A        Yes
   32           0                 Actual/360             $53,907              4/11/2003                    N/A        Yes
   34           0                 Actual/360             $69,826              4/11/2003                    N/A        Yes
   35           0                 Actual/360             $55,878              3/11/2003                    N/A        Yes
   36           0                 Actual/360             $54,852              2/11/2003                    N/A        Yes
   38           0                 Actual/360             $55,291              2/11/2003                    N/A        Yes
   39           0                 Actual/360             $45,370              4/11/2003                    N/A        Yes
   40           0                 Actual/360             $43,295              4/11/2003                    N/A        Yes
   41           0                 Actual/360             $49,568              2/11/2003                    N/A        Yes
   45           0                 Actual/360             $43,243              2/11/2003                    N/A        Yes
   49           0                 Actual/360             $37,931             12/11/2002                    N/A        Yes
   54           0                 Actual/360             $36,893              4/11/2003                    N/A        Yes
   57           0                 Actual/360             $45,337              1/11/2003                    N/A        Yes
   58           0                 Actual/360             $41,154              2/11/2003                    N/A        Yes
   59           0                 Actual/360             $35,564              1/11/2003                    N/A        Yes
   60           0                 Actual/360             $35,712              2/11/2003                    N/A        Yes
   61           0                 Actual/360             $34,439              2/11/2003                    N/A        Yes
   64           0                 Actual/360             $34,018              1/11/2003                    N/A        Yes
   66           0                 Actual/360             $32,751              4/11/2003                    N/A        Yes
   69           0                 Actual/360             $32,873              1/11/2003                    N/A        Yes
   72           0                 Actual/360             $35,257              4/11/2003                    N/A        Yes
   76           0                 Actual/360             $33,306              4/11/2003                    N/A        Yes
   77           0                 Actual/360             $29,078              2/11/2003                    N/A        Yes
   79           0                 Actual/360             $28,103              2/11/2003                    N/A        Yes
   80           0                 Actual/360             $29,368              3/11/2003                    N/A        Yes
   84           0                 Actual/360             $30,567              2/11/2003                    N/A        Yes
   85           0                 Actual/360             $24,415              4/11/2003                    N/A        Yes
   87           0                 Actual/360             $25,230              1/11/2003                    N/A        Yes
   92           0                 Actual/360             $24,872              2/11/2003                    N/A        Yes
   93           0                 Actual/360             $25,868              2/11/2003                    N/A        Yes
   94           0                 Actual/360             $23,152              3/11/2003                    N/A        Yes
   95           0                 Actual/360             $22,933              2/11/2003                    N/A        Yes
   96           0                 Actual/360             $24,806              5/11/2003                    N/A        Yes
   97           0                 Actual/360              $9,723              4/11/2003                    N/A        Yes
   98           0                 Actual/360              $7,561              4/11/2003                    N/A        Yes
   99           0                 Actual/360              $5,401              4/11/2003                    N/A        Yes
   106          0                 Actual/360             $20,507              3/11/2003                    N/A        Yes
   108          0                 Actual/360             $19,476              4/11/2003                    N/A        Yes
   109          0                 Actual/360             $19,571              3/11/2003                    N/A        Yes
   116          0                 Actual/360             $20,292              1/11/2003                    N/A        Yes
   117          0                 Actual/360             $18,472              2/11/2003                    N/A        Yes
   119          0                 Actual/360             $18,712              4/11/2003                    N/A        Yes
   122          0                 Actual/360             $18,731              5/11/2003                    N/A        Yes
   130          0                 Actual/360             $15,037              2/11/2003                    N/A        Yes
   135          0                 Actual/360             $15,419              4/11/2003                    N/A        Yes
   138          0                 Actual/360             $13,016              4/11/2003                    N/A        Yes
   140          0                 Actual/360             $13,091              2/11/2003                    N/A        Yes
   147          0                 Actual/360              $8,707              1/11/2003                    N/A        No
   148          0                 Actual/360              $5,265              1/11/2003                    N/A        No
   150          0                 Actual/360             $12,984              5/11/2003              4/11/2013        Yes
   154          0                 Actual/360             $12,719              4/11/2003                    N/A        Yes
   155          0                 Actual/360             $11,897              2/11/2003                    N/A        Yes
   156          0                 Actual/360             $12,012              4/11/2003                    N/A        Yes
   158          0                 Actual/360             $10,973              3/11/2003                    N/A        Yes
   160          0                 Actual/360             $12,424              3/11/2003                    N/A        Yes
   162          0                 Actual/360             $11,489              3/11/2003                    N/A        Yes
   163          0                 Actual/360             $12,427              2/11/2003                    N/A        No
   164          0                 Actual/360             $10,883              4/11/2003                    N/A        Yes
   167          0                 Actual/360             $10,269              2/11/2003                    N/A        Yes
   170          0                 Actual/360             $10,465              2/11/2003                    N/A        No
   171          0                 Actual/360             $10,235              3/11/2003                    N/A        Yes
   172          0                 Actual/360              $9,946              2/11/2003                    N/A        Yes
   173          0                 Actual/360             $11,248              3/11/2003                    N/A        Yes
   176          0                 Actual/360              $9,967              4/11/2003                    N/A        Yes
   180          0                 Actual/360              $8,423              4/11/2003                    N/A        Yes
   181          0                 Actual/360              $9,451              2/11/2003              1/11/2013        Yes
   182          0                 Actual/360              $9,984              1/11/2003                    N/A        Yes
   186          0                 Actual/360              $8,700              4/11/2003                    N/A        Yes
   187          0                 Actual/360              $9,064              1/11/2003                    N/A        Yes
   188          0                 Actual/360              $8,586              3/11/2003                    N/A        No
   191          0                 Actual/360              $8,667              3/11/2003                    N/A        Yes
   192          0                 Actual/360              $8,346              3/11/2003                    N/A        Yes
   193          0                 Actual/360              $7,828             12/11/2002                    N/A        No
   194          0                 Actual/360              $8,770              1/11/2003                    N/A        Yes
   196          0                 Actual/360              $7,749              2/11/2003                    N/A        Yes
   200          0                 Actual/360              $8,102              3/11/2003                    N/A        Yes
   201          0                 Actual/360              $7,055              3/11/2003                    N/A        Yes
   202          0                 Actual/360              $7,837              1/11/2003                    N/A        Yes
   205          0                 Actual/360              $7,114              2/11/2003                    N/A        Yes
   206          0                 Actual/360              $6,639              3/11/2003                    N/A        Yes
   209          0                 Actual/360              $6,499              4/11/2003                    N/A        Yes
   211          0                 Actual/360              $6,255              1/11/2003                    N/A        Yes
   212          0                 Actual/360              $5,948              4/11/2003                    N/A        Yes
   213          0                 Actual/360              $7,131              1/11/2003                    N/A        Yes
   215          0                 Actual/360              $6,027              1/11/2003                    N/A        No
   216          0                 Actual/360              $6,082              5/11/2003                    N/A        Yes
   219          0                 Actual/360              $5,430              5/11/2003                    N/A        Yes
   221          0                 Actual/360              $4,901              3/11/2003                    N/A        Yes
   226          0                 Actual/360              $4,471              3/11/2003                    N/A        Yes
   227          0                 Actual/360              $4,524              2/11/2003                    N/A        Yes
   232          0                 Actual/360              $4,457              5/11/2003                    N/A        Yes
   235          0                 Actual/360              $3,665              3/11/2003                    N/A        Yes
   241          0                 Actual/360              $3,210              1/11/2003                    N/A        Yes


------------------------------------------------------------------------------
                                             (xvi)                 (xxi)
------------------------------------------------------------------------------
------------------------------------------------------------------------------


                                                  Servicing                                                           Contractual
                                                     and                                   Engineering                 Recurring
                                                   Trustee                                 Reserve at                 Replacement
    #  Defeasance Provision                          Fees               Recourse           Origination               Reserve/FF&E
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    1  Lock/26_Def/91_0.0%/4                       0.03137%                No                    $81,875                $201,125
    2  Lock/24_Def/53_0.0%/7                       0.03137%                No                   $714,675                 $71,144
    3  Lock/25_Def/31_0.0%/4                       0.03137%                No                        N/A                     N/A
    4  Lock/27_Def/89_0.0%/4                       0.03137%                No                        N/A                 $58,009
    5  Lock/27_Def/89_0.0%/4                       0.03137%                No                        N/A                     N/A
    6  Lock/29_Def/87_0.0%/4                       0.03137%                No                 $3,138,770                $134,112
    7  Lock/28_Def/28_0.0%/4                       0.03137%                No                   $319,986                $381,750
    8  Lock/32_Def/84_0.0%/4                       0.03137%                No                        N/A                     N/A
    9  Lock/29_Def/27_0.0%/4                       0.03137%                No                        N/A                     N/A
   11  Lock/28_Def/89_0.0%/3                       0.03137%                Yes                       N/A                     N/A
   13  Lock/26_Def/29_0.0%/5                       0.03137%                No                        N/A                  $7,695
   16  Lock/28_Def/29_0.0%/3                       0.03137%                No                    $19,250                $177,000
   18  Lock/27_Def/90_0.0%/3                       0.03137%                No                   $112,954                 $42,300
   19  Lock/27_Def/90_0.0%/3                       0.03137%                No                   $128,937                 $81,000
   20  Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                     N/A
   21  Lock/29_Def/88_0.0%/3                       0.03137%                No                     $1,375                 $63,103
   26  Lock/27_Def/87_0.0%/6                       0.03137%                No                    $12,500                 $39,822
   27  Lock/28_Def/89_0.0%/3                       0.03137%                No                        N/A                 $13,386
   29  Lock/30_Def/87_0.0%/3                       0.03137%                No                        N/A                 $25,873
   30  Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                 $16,208
   32  Lock/27_Def/90_0.0%/3                       0.03137%                No                        N/A                 $22,500
   34  Lock/27_Def/209_0.0%/4                      0.03137%                No                        N/A                     N/A
   35  Lock/28_Def/89_0.0%/3                       0.04137%                No                    $31,250                 $34,980
   36  Lock/29_Def/88_0.0%/3                       0.06137%                No                     $3,750                     N/A
   38  Lock/29_Def/88_0.0%/3                       0.03137%                No                   $100,000                     N/A
   39  Lock/27_Def/90_0.0%/3                       0.03137%                No                        N/A                     N/A
   40  Lock/27_Def/90_0.0%/3                       0.03137%                No                        N/A                 $14,748
   41  Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                     N/A
   45  Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                     N/A
   49  Lock/31_Def/83_0.0%/6                       0.03137%                No                   $100,000                 $18,147
   54  Lock/27_Def/90_0.0%/3                       0.03137%                No                       $937                 $11,348
   57  Lock/30_Def/87_0.0%/3                       0.03137%                No                   $107,125                      4%
   58  Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                  $5,442
   59  Lock/30_Def/87_0.0%/3                       0.03137%                No                        N/A                 $31,200
   60  Lock/29_Def/85_0.0%/6                       0.03137%                No                    $55,725                 $62,000
   61  Lock/29_Def/88_0.0%/3                       0.03137%                No                     $4,125                  $9,367
   64  Lock/30_Def/87_0.0%/3                       0.03137%                No                    $10,938                     N/A
   66  Lock/27_Def/90_0.0%/3                       0.06137%                No                     $3,125                 $64,260
   69  Lock/30_Def/87_0.0%/3                       0.03137%                No                        N/A                  $5,040
   72  Lock/27_Def/89_0.0%/4                       0.03137%                No                        N/A                      4%
   76  Lock/27_Def/89_0.0%/4                       0.03137%                No                        N/A                      4%
   77  Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                     N/A
   79  Lock/29_Def/88_0.0%/3                       0.03137%                No                     $4,375                 $51,920
   80  Lock/28_Def/86_0.0%/6                       0.03137%                No                    $53,611                     N/A
   84  Lock/29_Def/85_0.0%/6                       0.03137%                No                    $49,875                     N/A
   85  Lock/27_Def/90_0.0%/3                       0.03137%                No                        N/A                 $36,504
   87  Lock/30_Def/87_0.0%/3                       0.03137%                No                        N/A                     N/A
   92  Lock/29_Def/88_0.0%/3                       0.06137%                No                        N/A                     N/A
   93  Lock/29_Def/88_0.0%/3                       0.03137%                No                    $49,375                 $45,000
   94  Lock/28_Def/89_0.0%/3                       0.03137%                No                     $1,225                 $53,000
   95  Lock/29_Def/88_0.0%/3                       0.03137%                No                     $6,062                  $6,180
   96  Lock/26_Def/88_0.0%/6                       0.03137%                No                   $107,250                 $32,250
   97  Lock/27_Def/87_0.0%/6                       0.03137%                No                     $5,000                 $18,000
   98  Lock/27_Def/87_0.0%/6                       0.03137%                No                    $18,750                 $14,000
   99  Lock/27_Def/87_0.0%/6                       0.03137%                No                     $4,375                 $10,000
   106 Lock/28_Def/89_0.0%/3                       0.03137%                No                    $24,950                 $19,250
   108 Lock/27_Def/90_0.0%/3                       0.03137%                No                    $15,313                 $30,000
   109 Lock/28_Def/89_0.0%/3                       0.03137%                No                    $31,850                 $20,456
   116 Lock/30_Def/87_0.0%/3                       0.03137%                No                   $134,220                     N/A
   117 Lock/29_Def/85_0.0%/6                       0.03137%                No                    $17,284                 $35,000
   119 Lock/27_Def/27_0.0%/6                       0.03137%                No                     $9,125                 $46,250
   122 Lock/26_Def/88_0.0%/6                       0.03137%                No                    $49,688                     N/A
   130 Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                  $4,044
   135 Lock/27_Def/87_0.0%/6                       0.03137%                No                     $1,250                 $18,250
   138 Lock/27_Def/89_0.0%/4                       0.03137%                No                     $3,000                     N/A
   140 Lock/29_Def/88_0.0%/3                       0.03137%                No                    $12,437                  $8,966
   147 N/A                                         0.03137%                No                    $43,000                 $22,000
   148 N/A                                         0.03137%                No                    $11,613                 $13,500
   150 Lock/26_Def/88_0.0%/6                       0.03137%                No                        N/A                     N/A
   154 Lock/27_Def/90_0.0%/3                       0.03137%                No                        N/A                     N/A
   155 Lock/29_Def/85_0.0%/6                       0.03137%                No                        N/A                     N/A
   156 Lock/27_Def/27_0.0%/6                       0.03137%                No                     $3,125                     N/A
   158 Lock/28_Def/26_0.0%/6                       0.03137%                No                        N/A                     N/A
   160 Lock/28_Def/86_0.0%/6                       0.03137%                No                        N/A                 $19,250
   162 Lock/28_Def/86_0.0%/6                       0.03137%                No                       $625                  $1,250
   163 N/A                                         0.03137%                No                    $15,625                     N/A
   164 Lock/27_Def/90_0.0%/3                       0.03137%                No                    $13,888                 $34,800
   167 Lock/29_Def/25_0.0%/6                       0.03137%                No                        N/A                  $9,600
   170 N/A                                         0.03137%                No                     $9,063                  $9,000
   171 Lock/28_Def/86_0.0%/6                       0.03137%                No                        N/A                     N/A
   172 Lock/29_Def/85_0.0%/6                       0.03137%                No                     $1,906                 $11,250
   173 Lock/28_Def/86_0.0%/6                       0.03137%                No                        N/A                     N/A
   176 Lock/27_Def/87_0.0%/6                       0.03137%                No                    $13,187                 $11,250
   180 Lock/27_Def/90_0.0%/3                       0.03137%                No                        N/A                  $5,000
   181 Lock/29_Def/88_0.0%/3                       0.03137%                No                        N/A                  $1,636
   182 Lock/30_Def/84_0.0%/6                       0.03137%                No                    $42,381                 $29,700
   186 Lock/27_Def/87_0.0%/6                       0.03137%                No                    $11,050                 $10,500
   187 Lock/30_Def/84_0.0%/6                       0.03137%                No                    $17,215                 $12,250
   188 N/A                                         0.03137%                No                     $4,125                     N/A
   191 Lock/28_Def/86_0.0%/6                       0.03137%                No                    $24,375                 $18,000
   192 Lock/28_Def/88_0.0%/4                       0.03137%                No                        N/A                    $998
   193 N/A                                         0.03137%                No                    $49,000                 $30,000
   194 Lock/30_Def/84_0.0%/6                       0.03137%                No                    $22,000                     N/A
   196 Lock/29_Def/85_0.0%/6                       0.03137%                No                     $1,625                  $2,750
   200 Lock/28_Def/86_0.0%/6                       0.03137%                No                        N/A                  $8,000
   201 Lock/28_Def/86_0.0%/6                       0.03137%                No                        N/A                 $10,500
   202 Lock/30_Def/84_0.0%/6                       0.03137%                No                     $8,708                 $16,000
   205 Lock/29_Def/85_0.0%/6                       0.03137%                No                    $18,425                 $10,750
   206 Lock/28_Def/86_0.0%/6                       0.03137%                No                     $1,250                     N/A
   209 Lock/27_Def/87_0.0%/6                       0.03137%                No                        N/A                     N/A
   211 Lock/30_Def/24_0.0%/6                       0.03137%                No                    $14,656                  $6,000
   212 Lock/27_Def/87_0.0%/6                       0.03137%                No                    $67,250                  $5,500
   213 Lock/30_Def/84_0.0%/6                       0.03137%                No                    $18,375                  $3,300
   215 N/A                                         0.03137%                No                     $5,000                  $2,322
   216 Lock/26_Def/88_0.0%/6                       0.03137%                No                   $100,530                     N/A
   219 Lock/26_Def/88_0.0%/6                       0.03137%                No                     $9,218                  $6,000
   221 Lock/28_Def/86_0.0%/6                       0.03137%                No                     $5,000                 $10,500
   226 Lock/28_Def/86_0.0%/6                       0.03137%                No                    $40,500                  $7,250
   227 Lock/29_Def/85_0.0%/6                       0.03137%                No                    $23,125                  $7,000
   232 Lock/26_Def/88_0.0%/6                       0.03137%                No                       $625                  $4,500
   235 Lock/28_Def/86_0.0%/6                       0.03137%                No                     $3,375                  $7,000
   241 Lock/30_Def/84_0.0%/6                       0.03137%                No                       $625                  $1,250


               LC & TI            Contractual       Tax &               Initial          Initial other
              Reserve at           Recurring      Insurance              Other              Reserve
    #        Origination             LC&TI         Escrows              Reserve            Description
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
    1             N/A               $2,500,000       Both                   N/A               N/A
    2             N/A               $1,000,000       Both            $1,000,000               Liquidity Reserve
    3             N/A                      N/A       None                   N/A               N/A
    4             N/A                 $200,012        Tax                   N/A               N/A
    5             N/A                      N/A       None                   N/A               N/A
    6        $560,485                 $681,450       Both                   N/A               N/A
    7             N/A                      N/A       Both                   N/A               N/A
    8             N/A                      N/A       None                   N/A               N/A
    9             N/A                      N/A       None                   N/A               N/A
   11        $150,000                      N/A       Both              $150,000               Indemnity Reserve
   13        $285,000                 $198,756       Both                   N/A               N/A
   16             N/A                      N/A       Both               $26,000               Termite Treatment Reserve
   18        $298,381                 $211,200       Both                   N/A               N/A
   19             N/A                      N/A       Both                   N/A               N/A
   20             N/A                  $58,410       Both                   N/A               N/A
   21             N/A                 $250,000       Both                   N/A               N/A
   26             N/A                  $79,644       Both                   N/A               N/A
   27             N/A                  $89,243       Both                   N/A               N/A
   29             N/A                  $86,244       Both                $4,025               Termite Repair
   30             N/A                 $104,005       Both                   N/A               N/A
   32             N/A                      N/A       Both                   N/A               N/A
   34             N/A                      N/A       None                $1,825               Letter of Credit Transfer Fee
   35        $200,000                 $255,000        Tax                   N/A               N/A
   36             N/A                 $105,024       Both                   N/A               N/A
   38             N/A                  $40,000       Both                   N/A               N/A
   39             N/A                      N/A       Both                   N/A               N/A
   40             N/A                      N/A       Both                   N/A               N/A
   41             N/A                  $66,000       None                   N/A               N/A
   45             N/A                      N/A       Both                   N/A               N/A
   49        $100,000                      N/A       Both                   N/A               N/A
   54             N/A                  $86,183       Both                   N/A               N/A
   57             N/A                      N/A       Both                   N/A               N/A
   58             N/A                  $25,000       Both                   N/A               N/A
   59             N/A                      N/A       Both                   N/A               N/A
   60             N/A                      N/A       Both                   N/A               N/A
   61        $140,000                  $90,000       Both                   N/A               N/A
   64             N/A                      N/A       Both               $84,138               Quarterly Reserve ($83,638.00);
                                                                                              Termite Reserve ($500.00)
   66             N/A                      N/A       Both                   N/A               N/A
   69             N/A                  $45,000       Both                   N/A               N/A
   72             N/A                      N/A       Both                   N/A               N/A
   76             N/A                      N/A       Both                   N/A               N/A
   77             N/A                  $23,148       Both                   N/A               N/A
   79             N/A                      N/A       Both                   N/A               N/A
   80        $140,000                      N/A       Both                   N/A               N/A
   84             N/A                  $37,332       Both                   N/A               N/A
   85             N/A                      N/A       Both                   N/A               N/A
   87        $125,000                  $39,996       Both                   N/A               N/A
   92             N/A                  $29,040       Both                   N/A               N/A
   93             N/A                      N/A       Both                   N/A               N/A
   94             N/A                      N/A       Both                   N/A               N/A
   95             N/A                      N/A       None                   N/A               N/A
   96             N/A                      N/A       Both                   N/A               N/A
   97             N/A                      N/A       Both                   N/A               N/A
   98             N/A                      N/A       Both                   N/A               N/A
   99             N/A                      N/A       Both                   N/A               N/A
   106            N/A                      N/A       Both                $5,000               Initial Termite Inspection Reserve
   108            N/A                      N/A       Both                   N/A               N/A
   109            N/A                      N/A       Both               $14,170               NECC Reserve
   116            N/A                  $50,004       Both               $61,761               Georgia Lease Reserve
   117            N/A                      N/A       Both                   N/A               N/A
   119            N/A                      N/A       Both                   N/A               N/A
   122       $216,000                      N/A       Both               $50,000               Carmona Productions Reserve
   130            N/A                   $7,200       Both                   N/A               N/A
   135            N/A                      N/A       Both                   N/A               N/A
   138            N/A                      N/A       Both                   N/A               N/A
   140            N/A                  $24,996       Both                   N/A               N/A
   147            N/A                      N/A       Both                   N/A               N/A
   148            N/A                      N/A       Both                   N/A               N/A
   150            N/A                      N/A     Insurance                N/A               N/A
   154            N/A                      N/A       Both                   N/A               N/A
   155            N/A                      N/A       Both                   N/A               N/A
   156        $86,000                      N/A       Both                   N/A               N/A
   158            N/A                      N/A       Both                   N/A               N/A
   160            N/A                      N/A       Both                   N/A               N/A
   162            N/A                      N/A       Both                   N/A               N/A
   163            N/A                  $46,650       Both                   N/A               N/A
   164            N/A                      N/A       Both                   N/A               N/A
   167            N/A                      N/A       Both                   N/A               N/A
   170            N/A                      N/A       Both                   N/A               N/A
   171        $25,000                  $18,750       Both                   N/A               N/A
   172            N/A                      N/A       Both                   N/A               N/A
   173       $102,000                      N/A       Both                   N/A               N/A
   176            N/A                      N/A       Both                   N/A               N/A
   180            N/A                      N/A       Both                   N/A               N/A
   181            N/A                  $15,900       None                   N/A               N/A
   182            N/A                      N/A       Both                   N/A               N/A
   186            N/A                      N/A       Both                   N/A               N/A
   187            N/A                      N/A       Both                   N/A               N/A
   188            N/A                  $25,008       Both                   N/A               N/A
   191            N/A                      N/A       Both                   N/A               N/A
   192            N/A                   $6,517       Both                $7,500               EB Games Reserve
   193            N/A                      N/A       Both                   N/A               N/A
   194            N/A                      N/A       Both                   N/A               N/A
   196            N/A                      N/A       Both                   N/A               N/A
   200            N/A                      N/A       Both                   N/A               N/A
   201            N/A                      N/A       Both                   N/A               N/A
   202            N/A                      N/A       Both                   N/A               N/A
   205            N/A                      N/A       Both                   N/A               N/A
   206            N/A                      N/A       Both                   N/A               N/A
   209            N/A                      N/A       Both                   N/A               N/A
   211            N/A                      N/A       Both                   N/A               N/A
   212            N/A                      N/A       Both                   N/A               N/A
   213            N/A                      N/A       Both                   N/A               N/A
   215            N/A                      N/A       Both                   N/A               N/A
   216        $52,500                      N/A       Both                   N/A               N/A
   219            N/A                      N/A       Both                   N/A               N/A
   221            N/A                      N/A       Both                   N/A               N/A
   226            N/A                      N/A       Both                   N/A               N/A
   227            N/A                      N/A       Both                   N/A               N/A
   232            N/A                      N/A       Both                   N/A               N/A
   235            N/A                      N/A       Both                   N/A               N/A
   241            N/A                      N/A       Both                   N/A               N/A


           Contractual   Contractual
              Other     Other Reserve
    #        Reserve     Description
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1          N/A           N/A
    2          N/A           N/A
    3          N/A           N/A
    4          N/A           N/A
    5          N/A           N/A
    6          N/A           N/A
    7          N/A           N/A
    8          N/A           N/A
    9          N/A           N/A
   11          N/A           N/A
   13          N/A           N/A
   16          N/A           N/A
   18          N/A           N/A
   19          N/A           N/A
   20          N/A           N/A
   21          N/A           N/A
   26          N/A           N/A
   27          N/A           N/A
   29          N/A           N/A
   30          N/A           N/A
   32          N/A           N/A
   34          N/A           N/A
   35          N/A           N/A
   36          N/A           N/A
   38          N/A           N/A
   39      $45,370           Additional debt service reserve on 10/15, 11/1 (2 payments), 12/1 and 12/15 of each year
   40          N/A           N/A
   41          N/A           N/A
   45          N/A           N/A
   49          N/A           N/A
   54          N/A           N/A
   57      $15,000           Seasonality Reserve - Borrower to deposit $15,000 in March, April, May, June, July, August, September,
                             October and November
   58          N/A           N/A
   59          N/A           N/A
   60          N/A           N/A
   61          N/A           N/A
   64          N/A           N/A
   66          N/A           N/A
   69          N/A           N/A
   72          N/A           N/A
   76          N/A           N/A
   77          N/A           N/A
   79          N/A           N/A
   80          N/A           N/A
   84          N/A           N/A
   85          N/A           N/A
   87          N/A           N/A
   92          N/A           N/A
   93          N/A           N/A
   94          N/A           N/A
   95          N/A           N/A
   96          N/A           N/A
   97          N/A           N/A
   98          N/A           N/A
   99          N/A           N/A
   106         N/A           N/A
   108         N/A           N/A
   109         N/A           N/A
   116         N/A           N/A
   117         N/A           N/A
   119         N/A           N/A
   122         N/A           N/A
   130         N/A           N/A
   135         N/A           N/A
   138         N/A           N/A
   140         N/A           N/A
   147         N/A           N/A
   148         N/A           N/A
   150         N/A           N/A
   154         N/A           N/A
   155         N/A           N/A
   156         N/A           N/A
   158         N/A           N/A
   160         N/A           N/A
   162         N/A           N/A
   163         N/A           N/A
   164         N/A           N/A
   167         N/A           N/A
   170         N/A           N/A
   171         N/A           N/A
   172         N/A           N/A
   173         N/A           N/A
   176         N/A           N/A
   180         N/A           N/A
   181         N/A           N/A
   182         N/A           N/A
   186         N/A           N/A
   187         N/A           N/A
   188         N/A           N/A
   191         N/A           N/A
   192         N/A           N/A
   193         N/A           N/A
   194      $1,427           Lease Holdback Reserve
   196         N/A           N/A
   200         N/A           N/A
   201         N/A           N/A
   202         N/A           N/A
   205         N/A           N/A
   206         N/A           N/A
   209        $833           Lease Holdback Reserve
   211         N/A           N/A
   212         N/A           N/A
   213         N/A           N/A
   215         N/A           N/A
   216         N/A           N/A
   219         N/A           N/A
   221         N/A           N/A
   226         N/A           N/A
   227         N/A           N/A
   232         N/A           N/A
   235         N/A           N/A
   241         N/A           N/A


                                          Letter                          Initial                 Recurring
                     Letter of           of Credit                      Replacement             Renovation/Leasing
    #                 Credit            Description                       Reserve                   Reserve
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    1                   N/A                 N/A                             N/A                        N/A
    2                   N/A                 N/A                             N/A                        N/A
    3                   N/A                 N/A                             N/A                        N/A
    4                   N/A                 N/A                             N/A                        N/A
    5                   N/A                 N/A                             N/A                        N/A
    6                   N/A                 N/A                             N/A                        N/A
    7                   N/A                 N/A                             N/A                        N/A
    8                   N/A                 N/A                             N/A                        N/A
    9                   N/A                 N/A                             N/A                        N/A
   11                   N/A                 N/A                             N/A                        N/A
   13                   N/A                 N/A                             N/A                        N/A
   16                   N/A                 N/A                             N/A                        N/A
   18                   N/A                 N/A                             N/A                        N/A
   19              $500,000                 LOC as additional security      N/A                        N/A
   20                   N/A                 N/A                             N/A                        N/A
   21                   N/A                 N/A                             N/A                        N/A
   26                   N/A                 N/A                             N/A                        N/A
   27                   N/A                 N/A                             N/A                        N/A
   29                   N/A                 N/A                             N/A                        N/A
   30                   N/A                 N/A                             N/A                        N/A
   32                   N/A                 N/A                             N/A                        N/A
   34              $730,100                 TILC Letter of Credit           N/A                        N/A
   35                   N/A                 N/A                             N/A                        N/A
   36                   N/A                 N/A                             N/A                        N/A
   38                   N/A                 N/A                             N/A                        N/A
   39                   N/A                 N/A                             N/A                        N/A
   40                   N/A                 N/A                             N/A                        N/A
   41                   N/A                 N/A                             N/A                        N/A
   45                   N/A                 N/A                             N/A                        N/A
   49                   N/A                 N/A                             N/A                        N/A
   54                   N/A                 N/A                             N/A                        N/A
   57                   N/A                 N/A                             N/A                        N/A
   58                   N/A                 N/A                             N/A                        N/A
   59                   N/A                 N/A                             N/A                        N/A
   60                   N/A                 N/A                             N/A                        N/A
   61                   N/A                 N/A                             N/A                        N/A
   64                   N/A                 N/A                             N/A                        N/A
   66                   N/A                 N/A                             N/A                        N/A
   69                   N/A                 N/A                             N/A                        N/A
   72                   N/A                 N/A                             N/A                        N/A
   76                   N/A                 N/A                             N/A                        N/A
   77                   N/A                 N/A                             N/A                        N/A
   79                   N/A                 N/A                             N/A                        N/A
   80                   N/A                 N/A                             N/A                        N/A
   84                   N/A                 N/A                             N/A                        N/A
   85                   N/A                 N/A                             N/A                        N/A
   87                   N/A                 N/A                             N/A                        N/A
   92                   N/A                 N/A                             N/A                        N/A
   93                   N/A                 N/A                             N/A                        N/A
   94                   N/A                 N/A                             N/A                        N/A
   95                   N/A                 N/A                             N/A                        N/A
   96                   N/A                 N/A                             N/A                        N/A
   97                   N/A                 N/A                             N/A                        N/A
   98                   N/A                 N/A                             N/A                        N/A
   99                   N/A                 N/A                             N/A                        N/A
   106                  N/A                 N/A                             N/A                        N/A
   108                  N/A                 N/A                             N/A                        N/A
   109                  N/A                 N/A                             N/A                        N/A
   116                  N/A                 N/A                             N/A                        N/A
   117                  N/A                 N/A                             N/A                        N/A
   119                  N/A                 N/A                             N/A                        N/A
   122                  N/A                 N/A                             N/A                        N/A
   130                  N/A                 N/A                             N/A                        N/A
   135                  N/A                 N/A                             N/A                        N/A
   138                  N/A                 N/A                             N/A                        N/A
   140                  N/A                 N/A                             N/A                        N/A
   147                  N/A                 N/A                             N/A                        N/A
   148                  N/A                 N/A                             N/A                        N/A
   150                  N/A                 N/A                             N/A                        N/A
   154                  N/A                 N/A                             N/A                        N/A
   155                  N/A                 N/A                             N/A                        N/A
   156                  N/A                 N/A                             N/A                        N/A
   158                  N/A                 N/A                             N/A                        N/A
   160                  N/A                 N/A                             N/A                        N/A
   162                  N/A                 N/A                             N/A                        N/A
   163                  N/A                 N/A                             N/A                        N/A
   164                  N/A                 N/A                             N/A                        N/A
   167                  N/A                 N/A                             N/A                        N/A
   170                  N/A                 N/A                             N/A                        N/A
   171                  N/A                 N/A                             N/A                        N/A
   172                  N/A                 N/A                             N/A                        N/A
   173                  N/A                 N/A                             N/A                        N/A
   176                  N/A                 N/A                             N/A                        N/A
   180                  N/A                 N/A                             N/A                        N/A
   181                  N/A                 N/A                             N/A                        N/A
   182                  N/A                 N/A                             N/A                        N/A
   186                  N/A                 N/A                             N/A                        N/A
   187                  N/A                 N/A                             N/A                        N/A
   188                  N/A                 N/A                             N/A                        N/A
   191                  N/A                 N/A                             N/A                        N/A
   192                  N/A                 N/A                             N/A                        N/A
   193                  N/A                 N/A                             N/A                        N/A
   194                  N/A                 N/A                             N/A                        N/A
   196                  N/A                 N/A                             N/A                        N/A
   200                  N/A                 N/A                             N/A                        N/A
   201                  N/A                 N/A                             N/A                        N/A
   202                  N/A                 N/A                             N/A                        N/A
   205                  N/A                 N/A                             N/A                        N/A
   206                  N/A                 N/A                             N/A                        N/A
   209                  N/A                 N/A                             N/A                        N/A
   211                  N/A                 N/A                             N/A                        N/A
   212                  N/A                 N/A                             N/A                        N/A
   213                  N/A                 N/A                             N/A                        N/A
   215                  N/A                 N/A                             N/A                        N/A
   216                  N/A                 N/A                             N/A                        N/A
   219                  N/A                 N/A                             N/A                        N/A
   221                  N/A                 N/A                             N/A                        N/A
   226                  N/A                 N/A                             N/A                        N/A
   227                  N/A                 N/A                             N/A                        N/A
   232                  N/A                 N/A                             N/A                        N/A
   235                  N/A                 N/A                             N/A                        N/A
   241                  N/A                 N/A                             N/A                        N/A




       Initial                                                            Earnout
       Debt Service                                  Earnout              Reserve
    #  Reserve                                       Reserve            Description
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    1  N/A                                              N/A                 N/A
    2     $1,750,000                                    N/A                 N/A
    3  N/A                                              N/A                 N/A
    4  N/A                                              N/A                 N/A
    5  N/A                                              N/A                 N/A
    6  N/A                                              N/A                 N/A
    7  N/A                                              N/A                 N/A
    8  N/A                                              N/A                 N/A
    9  N/A                                              N/A                 N/A
   11  N/A                                              N/A                 N/A
   13  N/A                                              N/A                 N/A
   16  N/A                                              N/A                 N/A
   18  N/A                                              N/A                 N/A
   19  N/A                                              N/A                 N/A
   20  N/A                                              N/A                 N/A
   21  N/A                                              N/A                 N/A
   26  N/A                                              N/A                 N/A
   27  N/A                                              N/A                 N/A
   29  N/A                                              N/A                 N/A
   30  N/A                                       $1,000,000                 Release upon: 1) Executed leases for current vacant
                                                                            space, 2) Leasing Reserve Leases fully in place
   32  N/A                                              N/A                 N/A
   34  N/A                                              N/A                 N/A
   35  N/A                                              N/A                 N/A
   36  N/A                                              N/A                 N/A
   38  N/A                                              N/A                 N/A
   39     $280,000                                      N/A                 N/A
   40  N/A                                              N/A                 N/A
   41  N/A                                              N/A                 N/A
   45  N/A                                              N/A                 N/A
   49  N/A                                         $400,000                 Release upon: 1) First $150,000 upon one or more fully
                                                                            executed leases; 2) Remaining $250,000 upon i) executed
                                                                            tenant estoppel certificates, ii) evidence TI
                                                                            completions, iii)DSCR>=1.30, iv)LTV<=80%
   54  N/A                                              N/A                 N/A
   57  N/A                                              N/A                 N/A
   58  N/A                                              N/A                 N/A
   59  N/A                                              N/A                 N/A
   60  N/A                                              N/A                 N/A
   61  N/A                                              N/A                 N/A
   64     $40,000                                       N/A                 N/A
   66  N/A                                              N/A                 N/A
   69  N/A                                              N/A                 N/A
   72  N/A                                              N/A                 N/A
   76  N/A                                              N/A                 N/A
   77  N/A                                              N/A                 N/A
   79  N/A                                              N/A                 N/A
   80  N/A                                              N/A                 N/A
   84  N/A                                              N/A                 N/A
   85  N/A                                              N/A                 N/A
   87  N/A                                              N/A                 N/A
   92  N/A                                              N/A                 N/A
   93  N/A                                              N/A                 N/A
   94  N/A                                              N/A                 N/A
   95  N/A                                              N/A                 N/A
   96  N/A                                              N/A                 N/A
   97  N/A                                              N/A                 N/A
   98  N/A                                              N/A                 N/A
   99  N/A                                              N/A                 N/A
   106 N/A                                              N/A                 N/A
   108 N/A                                              N/A                 N/A
   109 N/A                                              N/A                 N/A
   116 N/A                                              N/A                 N/A
   117 N/A                                              N/A                 N/A
   119 N/A                                              N/A                 N/A
   122 N/A                                              N/A                 N/A
   130 N/A                                              N/A                 N/A
   135 N/A                                              N/A                 N/A
   138 N/A                                              N/A                 N/A
   140 N/A                                              N/A                 N/A
   147 N/A                                              N/A                 N/A
   148 N/A                                              N/A                 N/A
   150 N/A                                              N/A                 N/A
   154 N/A                                              N/A                 N/A
   155 N/A                                              N/A                 N/A
   156 N/A                                              N/A                 N/A
   158 N/A                                              N/A                 N/A
   160 N/A                                              N/A                 N/A
   162 N/A                                              N/A                 N/A
   163 N/A                                              N/A                 N/A
   164 N/A                                              N/A                 N/A
   167    $85,600                                       N/A                 N/A
   170 N/A                                              N/A                 N/A
   171 N/A                                              N/A                 N/A
   172 N/A                                              N/A                 N/A
   173 N/A                                              N/A                 N/A
   176 N/A                                              N/A                 N/A
   180 N/A                                              N/A                 N/A
   181 N/A                                              N/A                 N/A
   182 N/A                                              N/A                 N/A
   186 N/A                                              N/A                 N/A
   187 N/A                                              N/A                 N/A
   188 N/A                                              N/A                 N/A
   191 N/A                                              N/A                 N/A
   192 N/A                                              N/A                 N/A
   193 N/A                                              N/A                 N/A
   194 N/A                                              N/A                 N/A
   196 N/A                                              N/A                 N/A
   200 N/A                                              N/A                 N/A
   201 N/A                                              N/A                 N/A
   202 N/A                                              N/A                 N/A
   205 N/A                                              N/A                 N/A
   206 N/A                                              N/A                 N/A
   209 N/A                                              N/A                 N/A
   211 N/A                                              N/A                 N/A
   212 N/A                                              N/A                 N/A
   213 N/A                                              N/A                 N/A
   215 N/A                                              N/A                 N/A
   216 N/A                                              N/A                 N/A
   219 N/A                                              N/A                 N/A
   221 N/A                                              N/A                 N/A
   226 N/A                                              N/A                 N/A
   227 N/A                                              N/A                 N/A
   232 N/A                                              N/A                 N/A
   235 N/A                                              N/A                 N/A
   241    $14,400                                       N/A                 N/A




------------------------------------------------------------------
        (xx)
------------------------------------------------------------------
------------------------------------------------------------------


                    Additional          Additional           Additional
                    Collateral          Collateral           Collateral
    #                 Amount            Event Date           Description
-------------------------------------------------------------------------
-------------------------------------------------------------------------
    1                   N/A                 N/A                 N/A
    2                   N/A                 N/A                 N/A
    3                   N/A                 N/A                 N/A
    4                   N/A                 N/A                 N/A
    5                   N/A                 N/A                 N/A
    6                   N/A                 N/A                 N/A
    7                   N/A                 N/A                 N/A
    8                   N/A                 N/A                 N/A
    9                   N/A                 N/A                 N/A
   11                   N/A                 N/A                 N/A
   13                   N/A                 N/A                 N/A
   16                   N/A                 N/A                 N/A
   18                   N/A                 N/A                 N/A
   19                   N/A                 N/A                 N/A
   20                   N/A                 N/A                 N/A
   21                   N/A                 N/A                 N/A
   26                   N/A                 N/A                 N/A
   27                   N/A                 N/A                 N/A
   29                   N/A                 N/A                 N/A
   30                   N/A                 N/A                 N/A
   32                   N/A                 N/A                 N/A
   34                   N/A                 N/A                 N/A
   35                   N/A                 N/A                 N/A
   36                   N/A                 N/A                 N/A
   38                   N/A                 N/A                 N/A
   39                   N/A                 N/A                 N/A
   40                   N/A                 N/A                 N/A
   41                   N/A                 N/A                 N/A
   45                   N/A                 N/A                 N/A
   49                   N/A                 N/A                 N/A
   54                   N/A                 N/A                 N/A
   57                   N/A                 N/A                 N/A
   58                   N/A                 N/A                 N/A
   59                   N/A                 N/A                 N/A
   60                   N/A                 N/A                 N/A
   61                   N/A                 N/A                 N/A
   64                   N/A                 N/A                 N/A
   66                   N/A                 N/A                 N/A
   69                   N/A                 N/A                 N/A
   72                   N/A                 N/A                 N/A
   76                   N/A                 N/A                 N/A
   77                   N/A                 N/A                 N/A
   79                   N/A                 N/A                 N/A
   80                   N/A                 N/A                 N/A
   84                   N/A                 N/A                 N/A
   85                   N/A                 N/A                 N/A
   87                   N/A                 N/A                 N/A
   92                   N/A                 N/A                 N/A
   93                   N/A                 N/A                 N/A
   94                   N/A                 N/A                 N/A
   95                   N/A                 N/A                 N/A
   96                   N/A                 N/A                 N/A
   97                   N/A                 N/A                 N/A
   98                   N/A                 N/A                 N/A
   99                   N/A                 N/A                 N/A
   106                  N/A                 N/A                 N/A
   108                  N/A                 N/A                 N/A
   109                  N/A                 N/A                 N/A
   116                  N/A                 N/A                 N/A
   117                  N/A                 N/A                 N/A
   119                  N/A                 N/A                 N/A
   122                  N/A                 N/A                 N/A
   130                  N/A                 N/A                 N/A
   135                  N/A                 N/A                 N/A
   138                  N/A                 N/A                 N/A
   140                  N/A                 N/A                 N/A
   147                  N/A                 N/A                 N/A
   148                  N/A                 N/A                 N/A
   150                  N/A                 N/A                 N/A
   154                  N/A                 N/A                 N/A
   155                  N/A                 N/A                 N/A
   156                  N/A                 N/A                 N/A
   158                  N/A                 N/A                 N/A
   160                  N/A                 N/A                 N/A
   162                  N/A                 N/A                 N/A
   163                  N/A                 N/A                 N/A
   164                  N/A                 N/A                 N/A
   167                  N/A                 N/A                 N/A
   170                  N/A                 N/A                 N/A
   171                  N/A                 N/A                 N/A
   172                  N/A                 N/A                 N/A
   173                  N/A                 N/A                 N/A
   176                  N/A                 N/A                 N/A
   180                  N/A                 N/A                 N/A
   181                  N/A                 N/A                 N/A
   182                  N/A                 N/A                 N/A
   186                  N/A                 N/A                 N/A
   187                  N/A                 N/A                 N/A
   188                  N/A                 N/A                 N/A
   191                  N/A                 N/A                 N/A
   192                  N/A                 N/A                 N/A
   193                  N/A                 N/A                 N/A
   194                  N/A                 N/A                 N/A
   196                  N/A                 N/A                 N/A
   200                  N/A                 N/A                 N/A
   201                  N/A                 N/A                 N/A
   202                  N/A                 N/A                 N/A
   205                  N/A                 N/A                 N/A
   206                  N/A                 N/A                 N/A
   209                  N/A                 N/A                 N/A
   211                  N/A                 N/A                 N/A
   212                  N/A                 N/A                 N/A
   213                  N/A                 N/A                 N/A
   215                  N/A                 N/A                 N/A
   216                  N/A                 N/A                 N/A
   219                  N/A                 N/A                 N/A
   221                  N/A                 N/A                 N/A
   226                  N/A                 N/A                 N/A
   227                  N/A                 N/A                 N/A
   232                  N/A                 N/A                 N/A
   235                  N/A                 N/A                 N/A
   241                  N/A                 N/A                 N/A

                                   Exhibit B-1

          Representations and Warranties with Respect to the Seller

    The Seller hereby represents and warrants that, as of the date hereof:

            1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. The execution and delivery by the Seller of, and the performance by the Seller under, this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the consummation by the Seller of the transactions herein contemplated, do not: (a) violate the Seller's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            3. The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            4. The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

            5. Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            6. The Seller is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof do not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            7. There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

            8. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            9. The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            10. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

            11. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            12. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

            13. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            14. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            15. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            16. In connection with its transfer of the Mortgage Loans to the Purchaser as contemplated herein, the Seller is receiving new value and consideration constituting at least reasonably equivalent value and fair consideration.

                                   Exhibit B-2

          Representations and Warranties with Respect to the Purchaser

            The Purchaser hereby represents and warrants that, as of the date hereof:

            1. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. The execution and delivery by the Purchaser of, and the performance by the Purchaser under, this Agreement, and the consummation by the Purchaser of transactions herein contemplated, do not: (a) violate the Purchaser's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            3. The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            4. Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            5. The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof do not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            6. There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

            7. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

                                    Exhibit C

        Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Exhibit C, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller (and, as to any Mortgage Loan, with respect to the period subsequent to origination, any servicer acting on behalf of the Seller with respect to that Mortgage Loan) regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein); provided that the Seller shall be deemed to have knowledge of the information contained in the Mortgage Loan Documents relating to the Mortgage Loans. For purposes of this Exhibit C, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            The Seller hereby represents and warrants with respect to the respective Mortgage Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the date hereof and subject to the exceptions set forth in Schedule C-1 hereto and Section 18 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (consistent with the definition of Mortgage Loan Schedule in the Pooling and Servicing Agreement) and correct in all material respects as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Due Dates for the Mortgage Loans in June 2003.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2003 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in June 2003, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Except as otherwise set forth on Schedule C-1, the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property, which rights do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration, the terms of which condominium declaration do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Borrower owns any interest in any payments due under the related leases on which the Borrower is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth on Schedule C-1 or in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. The Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. Except as otherwise set forth on Schedule C-1, as of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Except as otherwise set forth on Schedule C-1, each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan Documents contain any provision that expressly excuses the related Borrower from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-1 (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment (which may include a Phase II environmental assessment) or an environmental site assessment update, in each case meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, or a transaction screen meeting ASTM standards, was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) except with respect to the Mortgaged Properties identified on Schedule C-1, the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either:
(i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Borrower under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Schedule C-1 are covered by environmental insurance policies and each such policy is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow. Each Borrower represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to its actual knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule C-1, the related Borrower (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, and except as set forth on Schedule C-1, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Except for Mortgaged Properties disclosed on Schedule C-1, each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property located in California or seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Except as set forth on Schedule C-1, each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. Except as otherwise set forth on Schedule C-1, to the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, except as set forth on Schedule C-1, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then, except as otherwise set forth on Schedule C-1:

            (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) the Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage).

            20. Advancement of Funds. In the case of each Mortgage Loan, except as otherwise set forth on Schedule C-1, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, except as otherwise set forth on Schedule C-1, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except as otherwise set forth on Schedule C-1 and except for Mortgage Loans secured by residential cooperative properties, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as otherwise set forth on Schedule C-1, and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. To the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. Except as otherwise set forth on Schedule C-1, to the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Cross-Collateralized Groups of Mortgage Loans or individual Mortgage Loans secured by multiple parcels may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted by the related Mortgage Loan Documents, would constitute a significant modification of the related Mortgage Loan under Treasury Regulations Section 1.860G-2(b)(2).

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, defeasance under each such Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan Documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. Except as set forth on Schedule C-1, the Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. Except as otherwise set forth on Schedule C-1, to the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

            34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or, except as set forth in Schedule C-1 hereto, any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of: (i) if the related Mortgaged Property is a residential cooperative property, transfers of stock of the Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the Borrower to other persons who by virtue of such transfers become tenant-shareholders in the Borrower; and (ii) in the case of other types of Mortgaged Properties, family and estate planning transfers, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. Except in cases where the related Mortgaged Property is a residential cooperative property, and further except as otherwise described on Schedule C-1, the Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Except as otherwise described on Schedule C-1 of this Agreement, each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. ARD Loans. Except as otherwise described on Schedule C-1, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Borrower is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Borrower granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in Paragraph 13 hereof, binding assignment thereof from the relevant assignor to the Trustee.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Except as otherwise set forth on Schedule C-1, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            43. Recourse. Unless the related Mortgaged Property is a residential cooperative property, except as described on Schedule C-1 hereto, the related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower, or an entity controlled by a principal of such Borrower for damages, liabilities, expenses or claims sustained in connection with the Borrower's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple or Leasehold Interests. Except as set forth on Schedule C-1, the interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) (except in cases where the related Mortgaged Property is a residential cooperative property) for the related Mortgaged Property and annual financial statements of the related Borrower, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Borrower of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Concentration. Except as otherwise specified on Schedule C-1 hereto, no single Borrower or, group of Borrowers that are affiliates of each other is/are the obligor(s) under any group of Mortgage Loans with an aggregate Cut-off Date Principal Balance of $50,000,000 or more.

                                  Schedule C-1

           Exceptions to Mortgage Loan Representations and Warranties

      Reference is made to the Representations and Warranties set forth in Exhibit C corresponding to the numbers set forth below:

Rep (2)
Columbiana Centre:
Eurohypo AG, New York Branch owns 50% of the Columbiana mortgage loan.

Rep (7)
New Market Center:
The New Market Center property does not currently constitute a complete separate tax lot containing no other property. The property is part of, but not all of, a tax lot. A separate tax lot application has been made. The entire tax lot's assessments are taken into account in calculating the impound account deposits.

Rep (8)
100 East Pine Boulevard:
The title insurance policy for 100 East Pine Boulevard includes both the $9,100,000 mortgage loan on the property as well as the CBA / Mezzanine loan of $460,000.

Rep (34)
Columbiana Centre:
The Loan Agreement permits the Columbiana Property and interests in the Columbiana Borrower to be transferred without Lender's consent provided that certain conditions are satisfied and provided that the transferee is a Qualified Transferee (as defined below).

Qualified Transferee means, any one of the following Persons:

            (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $1 Billion and (b) is managed by a Person who controls at least $1 Billion of real estate equity assets; or

            (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 Billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; or

            (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of Columbia) (a) with a net worth, as of a date no more than six (6) months prior to the date of the transfer of at least $500 Million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 Billion; or

            (iv) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $500 Million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 Billion; or

            (v) any Person (a) with a long-term unsecured debt rating from the Rating Agencies of at least investment grade or (b) who (i) owns or operates at least twelve (12) regional shopping centers totaling at least six million square feet of gross leasable area, (ii) has a net worth, as of a date no more than six (6) months prior to the date of such transfer, of at least $500 Million and (iii) immediately prior to such transfer, controls real estate equity assets of at least $1 Billion.

Rep (36)
Columbiana Centre:
Eurohypo AG, New York Branch owns 50% of the Columbiana mortgage loan.

Rep (43)
228 Post Street and Pearson Educational Headquarters:
There exists no "bad boy" guarantor for damages arising from the enumerated acts.

Rep (43)
Carll's Corner Shopping Center:
The lender has agreed to not include waste liability against the borrower in the non-recourse carve-outs.

Rep (43)
One Penn Center:
The borrower is not liable for any willful misconduct or gross negligence, but the borrower is liable if the borrower attempts to remove or dispose of any part of the property after an event of default.